As filed with the Securities and Exchange Commission on March 29, 2023
1933 Act Registration File No. 333-220520
1940 Act File No. 811-23293

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	23	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	25	[X]

CUSHING® MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

600 North Pearl Street, Suite 1205
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

(214) 692-6334
(Registrant’s Telephone Number, Including Area Code)

Kevin T. Hardy, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on March 30, 2023 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 23 to the Registration Statement of Cushing® Mutual Funds Trust is being filed to add financial statements and certain other related information for the fiscal year ended November 30, 2022 for the NXG NextGen Infrastructure Fund and NXG Global Clean Equity Fund, and to make other permissible changes under Rule 485(b).

NXG FUNDS
CUSHING® MUTUAL FUNDS TRUST

PROSPECTUS
March 30, 2023

NXG NextGen Infrastructure Fund
(formerly, Cushing NextGen Infrastructure Fund)
Class A Shares (NXGAX)
Class I Shares (NXGNX)

NXG Global Clean Equity Fund
(formerly, Global Clean Equity Fund)
Class A Shares (CGCAX)
Class I Shares (CGCNX)

This Prospectus discusses NXG® NextGen Infrastructure Fund (the “NextGen Infrastructure Fund”) and NXG Global Clean Equity Fund (the “Global Clean Equity Fund”), (each a “Fund” and collectively, the “Funds”).

The Funds are managed by Cushing® Asset Management, LP (the “Investment Adviser”). This Prospectus has information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records.

As with all mutual funds, the SEC has not approved or disapproved of the Funds’ shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

www.cushingfunds.com	www.nxgim.com

NOT FDIC OR GOVERNMENT INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

SUMMARY

NXG NextGen Infrastructure Fund

Investment Objective

NXG NextGen Infrastructure Fund (formerly, Cushing NextGen Infrastructure Fund) seeks current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Decide Which Class of Shares to Buy” beginning on page 39 of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fee paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None⁽ª⁾	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Wire Transfer Fee	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	None
Other Expenses(b)	1.45%	1.45%
Total Annual Fund Operating Expenses	2.55%	2.30%
Expense Waiver/Reimbursement(b)	-1.05%	-1.05%
Total Annual Fund Operating Expenses (After Expense Waiver/Reimbursement)	1.50%	1.25%
(a)    Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions made within twelve (12) months of purchase.
(b)    The Investment Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (including the management fee, but exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.25% for each of Class A and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Trust (the “Board”) before March 31, 2024 and may be modified or terminated by the Investment Adviser at any time thereafter.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first year) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$1,205	$1,742	$3,202

Class I Shares	$127	$618	$1,135	$2,554

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes payable by the Fund. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for its most recent fiscal year was 241.02% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. The Fund is diversified and it may invest in companies of any market capitalization size.
The infrastructure investment landscape is rapidly evolving due to technological advancement and obsolescence. While some energy and industrial infrastructure companies (sometimes referred to as “traditional” infrastructure companies) are now in their maturity phase, many traditional infrastructure companies have become leaders in implementing technological innovations. The Fund’s next generation focus within the infrastructure investment landscape consists of these innovative infrastructure companies along with sustainable infrastructure companies and technology and communication infrastructure companies. Similar to traditional infrastructure assets, which provide the underlying foundation of basic services, facilities and institutions and are often said to form the “backbone” of the economy, technology and communication infrastructure assets provide the underlying foundation of the data that drives the modern knowledge economy.
The Fund considers an infrastructure company to be any company that has at least 50% of its assets, income, revenue, sales or profits committed to or derived from the ownership, operation, management, construction, development, servicing or financing of infrastructure assets. Infrastructure assets include energy infrastructure assets, industrial infrastructure assets, sustainable infrastructure assets and technology and communication infrastructure assets. Each are described as follows:
•Energy infrastructure assets are physical structures and networks for the transportation, storage and transmission of energy. Examples of energy infrastructure assets include: electricity transmission and distribution lines and facilities used in gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products.
•Industrial infrastructure assets are structures that allow transportation of goods and people, logistics assets, assets that improve productivity and automation of existing capacity, and materials critical to establish these networks. Examples of industrial infrastructure assets include: toll roads; bridges and tunnels; airports; seaports; railroads; water and sewage treatment facilities and distribution pipelines; communication towers, cables, and satellites; and security systems related to the foregoing assets.
•Sustainable infrastructure assets consist of renewable energy infrastructure assets. Examples of sustainable infrastructure assets include: power generation from renewable and other clean energy sources, including utility scale and distributed solar power, wind, hydroelectric and geothermal power, renewable energy storage and electric vehicle charging networks, as well as waste collection and recycling, water purification and desalinization.
•Technology and communication infrastructure assets consist of assets, systems and technologies that collect, enable, analyze, optimize, automate, transmit and secure the data that allows businesses and other organizations to operate. Examples of technology and communications infrastructure assets include: data centers, cloud, hosting, and database systems, transactional and financial back-end systems, customer relationship management systems, smart city technologies, network security and cybersecurity, automation systems, human resource and workforce management and industry specific infrastructure software.
The Fund will invest at least 25% of its assets in companies operating in the energy and energy infrastructure sectors.
The Fund may invest in non-U.S. securities, including securities of issuers in emerging markets. The Fund’s investments may include non-U.S. securities represented by American Depositary Receipts or “ADRs.”
The Fund will not invest more than 25% of its total assets in master limited partnerships or “MLPs” that are treated as Qualified Publicly Traded Partnerships for U.S. federal income tax purposes. MLPs are generally treated as partnerships for U.S. federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.
The Fund may invest in debt securities of any maturity or duration (a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years). Debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another statistical rating organization, or, if unrated, as determined by the Investment Adviser to be of comparable credit quality) are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. The Fund may invest in below investment grade securities, however, the Fund will not invest more than 5% of its total assets in debt securities that are rated, at the time of investment, below B3 by Moody’s or B- by S&P or Fitch or comparably rated by another rating agency or, if unrated, as determined by the Investment Adviser to be of comparable credit quality.

Principal Risks of Investing in the Fund
The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. See “Additional Information About the Funds” in the Prospectus for more information about these and other risks of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk. The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable, particularly under current economic, financial, labor, and health conditions. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
Concentration Risk. Because the Fund will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, it will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. Companies in the energy and energy infrastructure sectors may be affected by fluctuations in the prices of energy commodities. The highly cyclical nature of the industries in which companies in the energy and energy infrastructure sectors operate may adversely affect the earnings or operating cash flows of such companies or the ability of such companies to borrow money or raise capital needed to fund their continued operations. A significant decrease in the production of energy commodities could reduce the revenue, operating income and operating cash flows of certain companies in the energy and energy infrastructure sectors and, therefore, their ability to make distributions or pay dividends. A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of certain companies in the energy and energy infrastructure sectors. General changes in market sentiment towards the energy and energy infrastructure sectors may adversely affect the Fund, and the performance of investments in the energy and energy infrastructure sectors may lag behind the broader market as a whole. The energy markets have experienced significant volatility in recent periods, including as a result of the COVID-19 pandemic, during which demand for energy commodities fell sharply and energy commodity prices reached historic lows, and may continue to experience relatively high volatility for a prolonged period. In addition, the consequences of the Russian invasion of Ukraine, including international sanctions and increased disruption to supply chains, have contributed to increased volatility in the energy markets. Such conditions may negatively impact the Fund and its shareholders. The Investment Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Fund’s performance will correlate with any increase in oil and gas prices.
Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing de-regulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets. Recently imposed tariffs on imports to the United States could affect operating or construction costs for a number of companies in which the Fund invests.
Sustainable infrastructure investments are subject to certain additional risks including high dependency upon government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets; adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies; dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather; adverse changes and volatility in the wholesale market price for electricity in the markets served; the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated; and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for sustainable infrastructure companies generally.

Technology and communications infrastructure investments are subject to certain additional risks including rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; high research and development costs; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; frequent new product introductions and new market entrants; cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data, denial of service attacks, unauthorized access to relevant systems, compromises to networks or devices that the information infrastructure companies use, or operational disruption or failures in the physical infrastructure or operating systems, potentially resulting in, among other things, financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs.
Equity Securities Risk. Equity securities can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the issuer or the industry or sector in which such issuer operates, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer.
Debt Securities Risk. The risks of investing in debt or fixed-income securities include: (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity/duration risk, e.g., a debt security with a longer maturity or duration (a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years) may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
While interest rates were historically low in recent years, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has recently been increasing the Federal Funds rate in an effort to address inflation. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the debt securities markets, making it more difficult for the Fund to sell its debt securities holdings at a time when the Investment Adviser might wish to sell. Decreased liquidity in the debt securities markets also may make it more difficult to value some or all of the Fund’s debt securities holdings. The risk of interest rates rising is more pronounced in the current market environment because of recent monetary policy measures and the low interest rate environment in recent years.
Below investment grade debt securities are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.
Master Limited Partnership Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.
Risks Associated with an Investment in Non-U.S. Companies. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.
Some of the foreign securities in which the Fund invests will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.
Market Capitalization Risk. To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.
Liquidity and Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Investment Adviser pursuant to procedures adopted by the Board and the Investment Adviser as valuation designee.
Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.
Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions. Portfolio turnover is not a principal consideration in investment decisions for the Trust, and the Trust is not subject to any limit on the frequency with which portfolio securities may be purchased or sold.

Initial Public Offerings (IPO) Risk. The Fund may invest in IPO securities. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-year, five-year and since inception periods compare with various broad-based benchmarks. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns in the bar chart and best/worst quarter are for Class I Shares and do not reflect a sales charge. If the Class A sales charge was reflected, the returns would be lower. The performance of other share classes will differ due to their different expense structures. Updated performance is available on the Fund’s website www.cushingfunds.com and by calling (888) 777-2346.
On December 15, 2017, the Fund acquired the assets and assumed the liabilities of The Cushing® MLP Infrastructure Fund I, a closed-end fund (the “Predecessor Fund”). Class I Shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common units of beneficial interest.
1The performance of Class I Shares of the Fund for periods prior to December 15, 2017 reflects the performance of the Predecessor Fund. Performance has not been restated to reflect the estimated annual operating expenses of Class I Shares.
2The performance of Class A Shares of the Fund for periods prior to December 15, 2017 reflects the performance of common units of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Fund.
Performance of the Fund may differ from the Predecessor Fund, as the Predecessor Fund differed from the Fund in important ways, including its principal investment strategies, its structure as a closed-end fund, its status as a partnership for U.S. federal income tax purposes and its operation during certain periods within a master-feeder structure.
In addition, the Fund adopted certain changes to its non-fundamental investment policies effective as of December 1, 2019. As a result, performance of the Fund may differ from the Fund’s performance for periods prior to December 1, 2019.

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	27.44%	Worst Quarter:	3rd Quarter 2015	-25.30%

Average Annual Total Returns (for Periods Ended December 31, 2022)

	One Year	Five Year	10 Year	Since Inception (March 1, 2010)
Class I Shares
Returns before taxes	-8.14%	1.27%	3.73%	6.66%
Returns After Taxes on Distributions	-8.14%	0.25%	2.01%	4.96%
Returns After Taxes on Distributions and Sale of Fund Shares	-4.82%	0.62%	2.18%	4.65%
Class A Shares
Returns before taxes	-13.49%	-0.19%	2.89%	5.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-19.44%	7.51%	10.41%	10.11%

S&P Global Infrastructure Index (Net Total Return)	-0.99%	2.99%	5.61%	5.84%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I shares only. After-tax returns for Class A shares will vary. The returns in the table above reflect the sales loads for Class A shares.
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

The bar chart and table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Investment Adviser
Cushing® Asset Management, LP, doing business as NXG Investment Management (“NXG”), is the Fund’s investment adviser.

Portfolio Managers
Saket Kumar, Portfolio Manager and Co-Chief Investment Officer, Global Equities of the Investment Adviser, Alex Palma, Portfolio Manager and Senior Research Analyst of the Investment Adviser and Hari Kusumakar, Portfolio Manager and Senior Research Analyst of the Investment Adviser, are primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Kumar, Palma and Kusumakar have been portfolio managers of the Fund since 2019.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares by mail (NXG NextGen Infrastructure Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at (888) 878-4080. You may also exchange shares of the Fund for shares of another Fund in the Cushing® Mutual Funds Trust. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment amount for Class A Shares is $2,000 ($250 for IRAs). For corporate sponsored retirement plans, there is no minimum initial investment. The minimum initial investment amount for Class I Shares is $250,000. The minimum subsequent investment for all share classes is $100.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income or capital gains, or a combination of the two, except when your investment is held in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY

NXG Global Clean Equity Fund
Investment Objective

NXG Global Clean Equity Fund (formerly, Global Clean Equity Fund) seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Decide Which Class of Shares to Buy” beginning on page 39 of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fee paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None⁽ª⁾	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Wire Transfer Fee	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	None
Other Expenses(b)	2.23%	2.23%
Total Annual Fund Operating Expenses	3.33%	3.08%
Expense Waiver/Reimbursement(b)	-1.93%	-1.93%
Total Annual Fund Operating Expenses (After Expense Waiver/Reimbursement)	1.40%	1.15%

(a)Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions made within twelve (12) months of purchase.
(b)The Investment Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (including the management fee, but exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.15% for each of Class A and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board before March 31, 2024 and may be modified or terminated by the Investment Adviser at any time thereafter.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first year) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$1,348	$2,032	$3,848
Class I Shares	$117	$770	$1,446	$3,255

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes payable by the Fund. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for its most recent fiscal year was 118.40% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of “clean” companies, which are companies that contribute to and benefit from clean energy generation, sustainable infrastructure and resources, transmission and distribution of clean energy, waste management, carbon reducing technologies and equipment, energy efficiency services and technologies, electrification of transportation, mobility and related services, sustainable agriculture and food production, water supply and management systems, and any related enabling technologies and materials (collectively, “clean technologies”).
Clean companies include, but are not limited to, (i) clean energy companies, which are energy companies seeking to contribute to and benefit from the switch to renewable, lower carbon energy sources; (ii) clean infrastructure companies, which are infrastructure companies focused on improving utility transmission and distribution networks for future needs, (iii) clean transportation companies, which are transportation companies providing alternative energy vehicles, as well as the technologies supporting the future of transportation, including batteries and autonomous driving, and (iv) clean water companies, which are water companies seeking to address water scarcity through the use technology to make it possible to provide potable water, desalinate water and recycle water to increase its availability in previously underserved communities.
The Fund considers a clean company to be any company that has at least a majority of its assets, income, revenue, sales or profits committed to or derived from the ownership, operation, management, construction, development, servicing or financing of clean technologies.
The Investment Adviser is committed to considering environmental, social, and governance (“ESG”) factors when evaluating portfolio investments. ESG factors and criteria may include, but are not limited to, environmental impact and sustainability issues, employee practices, corporate governance, stakeholder relations and business ethics. The Investment Adviser may obtain and consider ESG-related data and information from various sources, including third party ESG research and data services, analyst reports that incorporate ESG information, and ESG information made available by issuers. The investment process of the Investment Adviser generally does not screen for, or exclude companies based on, specific ESG criteria, but instead seeks to identify and focus on ESG factors and third party ESG ratings that may impact the long-term value of investments and the total return of the Fund’s portfolio.
Equity securities may include, but are not limited to, common stocks, preferred stocks, partnership interests, securities convertible into common stocks, rights, warrants, depositary receipts and securities of other investment companies.

The Fund may invest in companies of all market capitalizations. These companies may be domiciled in the U.S. or foreign countries, potentially including companies domiciled or traded in emerging markets. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the Asia Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. The Fund will generally provide exposure to investments that are economically tied to countries other than the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of issuers that are economically tied to at least three different countries other than the U.S. In determining whether an issuer is economically tied to a country, the Fund considers various factors including the issuer’s country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.
The Fund may invest up to 20% of its assets in corporate debt securities, preferred stock and convertible securities, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s , (ii) B- by S&P or Fitch, or (iii) of a comparable rating by another NRSRO, or (b) with respect to up to 20% of its assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment. The Fund may invest in debt securities of any maturity or duration (a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years).

Principal Risks of Investing in the Fund
The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk. The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable, particularly under current economic, financial, labor, and health conditions. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
Equity Securities Risk. Investments by the Fund in equity securities may fluctuate in value in response to many factors, including the activities, performance and financial condition of the individual issuers whose securities the Fund owns, macroeconomic, political, global and other factors affecting the stock market in general, general economic conditions, expectations of interest rates, investor sentiment towards the issuer or the industry or sector in which such issuer operates. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.
If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking Fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Risks Associated with an Investment in Non-U.S. Companies. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.
Some of the foreign securities in which the Fund invests will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.
Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. However, the Fund may receive less timely information or have less control than if it invested directly in the foreign issuer.
Emerging Markets Risk. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. As a result of these potential risks, the Investment Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.
Liquidity and Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Investment Adviser pursuant to procedures adopted by the Board and the Investment Adviser as valuation designee.
Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions. Portfolio turnover is not a principal consideration in investment decisions for the Trust, and the Trust is not subject to any limit on the frequency with which portfolio securities may be purchased or sold.
Sector Risk. Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Clean Energy. The performance of companies in the clean energy sector may be adversely impacted by government regulations and subsidies, changing supply and demand for traditional energy sources, and the development of new technologies. The consequences of the Russian invasion of Ukraine, including international sanctions and increased disruption to supply chains may adversely impact the performance of companies in the clean energy sector.
Clean Infrastructure. The performance of companies in the clean infrastructure sector may be adversely affected by technological innovations, changes in government regulation and business challenges, including operating risks and potential changes in demand.
Clean Water. The performance of companies in the clean water sector may be adversely affected by water availability, climate changes and events, new technologies, changes in water consumption and water conservation. The value of these companies may fluctuate more than other companies that do not concentrate in water-related companies.
Clean Transportation. The performance of companies in the clean transportation sector may be adversely affected by changes in technology, government regulation or business, including potential declines in demand.
Sustainable Investments Risk. The Fund invests primarily in clean companies. While ESG considerations are a factor in the Investment Adviser’s investment process, the Investment Adviser generally does not screen for, or exclude companies based on, specific ESG criteria. However, to the extent that ESG considerations may exclude the securities of certain issuers for nonfinancial reasons, there is a risk that strategies employing ESG criteria may forego some market opportunities available to strategies that do not use similar criteria. Investors may differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund’s investments may not reflect the beliefs of any particular investor.
Initial Public Offerings (IPO) Risk. The Fund may invest in IPO securities. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.
Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-year and since inception periods compare with a broad-based benchmark. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns in the bar chart and best/worst quarter are for Class I Shares and do not reflect a sales charge. If the Class A sales charge was reflected, the returns would be lower. The performance of other share classes will differ due to their different expense structures. Updated performance is available on the Fund’s website www.cushingfunds.com and by calling (888) 777-2346.

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter:	2nd Quarter 2021	1.66%	Worst Quarter:	2nd Quarter 2022	-17.98%

Average Annual Total Returns (for Periods Ended December 31, 2022)

	One Year	Since Inception (January 31, 2020)
Class I Shares
Returns before taxes	-31.03%	10.69%
Returns After Taxes on Distributions	-31.03%	8.66%
Returns After Taxes on Distributions and Sale of Fund Shares	-18.37%	7.87%
Class A Shares
Returns before taxes	-35.02%	8.30%
MSCI ACWI Net Total Return Index (reflects no deduction for fees, expenses or taxes)	-18.36%	4.52%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I shares only. After-tax returns for Class A shares will vary. The returns in the table above reflect the sales loads for Class A shares.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.
The bar chart and table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Investment Adviser
Cushing® Asset Management, LP, doing business as NXG Investment Management (“NXG”), is the Fund’s investment adviser.

Portfolio Managers
Saket Kumar, Portfolio Manager and Co-Chief Investment Officer, Global Strategies, of the the Investment Adviser, Alex Palma, Portfolio Manager and Senior Research Analyst, of the Investment Adviser, and Hari Kusumakar, Portfolio Manager and Senior Research Analyst of the Investment Adviser, are primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Kumar, Palma and Kusumakar have served as portfolio managers of the Fund since the Fund's inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares by mail (Global Clean Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at (888) 878-4080. You may also exchange shares of the Fund for shares of another Fund in the Cushing Mutual Funds Trust. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment amount for Class A Shares is $2,000 and $250 for IRAs. For corporate sponsored retirement plans, there is no minimum initial investment. The minimum initial investment amount for Class I Shares is $250,000. The minimum subsequent investment for all share classes is $100.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income or capital gains, or a combination of the two, except when your investment is held in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Policies and Objectives
Each Fund’s name suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategies section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, the daily marked to market value of synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. To the extent that a Fund has sufficient information regarding the portfolio holdings of other investment companies in which it invests, the Fund “looks through” to the underlying holdings of other investment companies, including exchange-traded funds (ETFs), in which the Fund invests, for purposes of the Fund’s 80% policy. The Funds have adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any changes in the Fund’s non-fundamental policy with respect to investments of a type suggested by its name. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Additional Principal Investment Strategies of the NextGen Infrastructure Fund

The Investment Adviser’s Investment Process - NextGen Infrastructure Fund. The Investment Adviser uses a fundamental investment framework that includes quantitative, qualitative and ESG factors. The Investment Adviser’s investment process incorporates rigorous analysis of industry sectors and company fundamentals, combined with extensive industry expertise to identify the most attractive and appropriate investment opportunities in the infrastructure and next generation infrastructure universe. The results of the proprietary investment process will influence the weightings of positions held by the Fund within each industry subsector. In addition, the Investment Adviser has a dedicated risk management team and quantitative analysis team to actively oversee the Fund’s investment portfolio.
Fundamental analysis. The Investment Adviser employs a team of dedicated industry analysts to research companies and sectors. The fundamental investment process begins with a thorough top-down evaluation of each investable subsector, including underlying economics and policy considerations, to determine relative attractiveness.
Quantitative analysis considerations. After establishing an investment thesis on the relevant subsectors, individual securities are chosen based on suitability and issuer fundamentals, consisting of financial projections, valuations and other considerations. The Investment Adviser may create proprietary financial models designed to help forecast company earnings, growth potential and valuation targets and to identify investment risks.
Qualitative analysis considerations. The Investment Adviser’s security selection process involves discussions by the investment team regarding the results of the quantitative analysis considerations along with the qualitative characteristics of current and potential portfolio holdings. These qualitative characteristics include, but are not limited to, asset-related strengths and weaknesses, market and subsector sentiment, the strength of issuer management and potential impact of regulatory policy or tax changes.
ESG analysis considerations. The Investment Adviser is committed to considering material environmental, social and governance (“ESG”) factors when evaluating portfolio investments. ESG factors and criteria may include, but are not limited to, environmental impact and sustainability issues, employee practices, corporate governance, stakeholder relations and business ethics. The Investment Adviser may obtain and consider ESG-related data and information from various sources, including third party ESG research and data services, analyst reports that incorporate ESG information, and ESG information made available by issuers. The Investment

Adviser’s investment process generally does not screen for, or exclude companies based on, specific ESG criteria, but instead seeks to identify and focus on ESG factors that may impact the long-term value of investments and the total return of the portfolio.
Portfolio construction and management considerations. Once a security is chosen for inclusion, the Investment Adviser determines the appropriate level of exposure based on anticipated risk-adjusted return potential and other factors such as trading liquidity, contribution attributes and ESG considerations.
Risk management considerations. An overlay to the fundamental investment process is the Investment Adviser’s risk management function, which is designed to provide independent oversight over the Fund’s portfolio. The Investment Adviser’s dedicated risk management team monitors the portfolio for risk factors, such as value at risk (VaR), liquidity concerns, subsector concentration, position exposure and attribution impacts.
The Investment Adviser’s buy discipline incorporates liquidity and valuation considerations for each investment chosen from the fundamental analysis process. The Investment Adviser’s sell discipline considers a combination of price appreciation relative to initial price targets, relative valuation metrics and macro or policy issues which may impact the original thesis.

Additional Principal Investment Strategies of the Global Clean Equity Fund
Corporate Bonds. Corporate bonds typically pay a fixed rate of interest and must be repaid on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Preferred Stocks. The Fund may invest in preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions. Preferred stock in which the Fund may invest represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking Fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Rights and Warrants. The Fund may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus producing a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.
Depositary Receipts. The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities
Investment Company Securities. The Fund may invest in securities of other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act. The ETFs and ETNs in which the Fund may invest may include exchange traded index and bond funds. Exchange-traded index products seek to track the performance of various securities indices. Shares of exchange-traded index products have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

The Investment Adviser’s Investment Process - Global Clean Equity Fund. The Global Clean Equity Fund is actively managed using a fundamental investment framework that includes quantitative, qualitative and ESG factors. The investment process incorporates rigorous analysis of industry sectors and company fundamentals, combined with extensive energy industry expertise to identify the most attractive and appropriate investment opportunities in the clean energy and sustainability universe. The results of the proprietary investment process will influence the weightings of positions held by the Fund within each industry subsector. In addition, the

Fund has a dedicated risk management team to actively oversee the Fund’s investment portfolio.
Quantitative analysis considerations. The Investment Adviser employs a team of dedicated industry analysts to research companies across the Fund’s investment Universe. The fundamental investment process begins with a thorough top-down evaluation of each investable subsector, including underlying unit economics and policy considerations, to determine relative attractiveness. After establishing an investment thesis on the relevant subsectors, individual securities are chosen based on suitability and issuer fundamentals, consisting of financial projections, valuations and other considerations. The Investment Adviser may create proprietary financial models designed to help forecast company earnings, growth potential, valuation targets, and to identify investment risks.
Qualitative analysis considerations. The Investment Adviser’s security selection process involves discussions by the investment team regarding the results of the quantitative analysis considerations along with the qualitative characteristics of current and potential portfolio holdings. These qualitative characteristics include, but are not limited to, asset-related strengths and weaknesses, market and subsector sentiment, the strength of issuer management, and potential impact of regulatory policy or tax changes.
ESG analysis considerations. The Investment Adviser is committed to considering material environmental, social and governance factors when evaluating portfolio investments. ESG factors and criteria may include, but are not limited to, environmental impact and sustainability issues, employee practices, corporate governance, stakeholder relations and business ethics. The Investment Adviser may obtain and consider ESG-related data and information from various sources, including third party ESG research and data services, analyst reports that incorporate ESG information, and ESG information made available by issuers. The Investment Adviser's investment process generally does not screen for, or exclude companies based on, specific ESG criteria, but instead seeks to identify and focus on ESG factors that may impact the long-term value of investments and the total return of the portfolio.
Portfolio construction and management considerations. Once a security is chosen for inclusion, the Investment Adviser determines the appropriate level of exposure based on anticipated risk-adjusted return potential and other factors such as trading liquidity, contribution attributes, and ESG considerations.
Risk management considerations. An overlay to the fundamental investment process is the Investment Adviser’s risk management function, which is designed to provide independent oversight on Fund’s portfolio. The Investment Adviser maintains a dedicated risk management team which monitors the Fund’s portfolio for risk factors including VAR, liquidity concerns, subsector concentration, position exposure, and attribution impacts.
The Investment Adviser’s buy discipline incorporates liquidity and valuation considerations for each investment chosen from the fundamental analysis process. The Investment Adviser’s sell discipline considers a combination of price appreciation relative to initial price targets, relative valuation metrics and macro or policy issues which may impact the original thesis.

Additional Non-Principal Investment Strategies - All Funds
Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.
Temporary Defensive Strategies. When market conditions dictate a more defensive investment strategy, a Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments, including obligations of the U.S. government, its agencies or instrumentalities, and other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Additional Non-Principal Investment Strategies and General Portfolio Policies - NextGen Infrastructure Fund
Preferred Stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Non-U.S. Securities. The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by ADRs. ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.
Strategic Transactions. The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. The Fund’s use of Strategic Transactions may also include newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.
Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Statement of Additional Information (the “SAI”) under the heading “Strategic Transactions.”
Non-Infrastructure Investments. The Fund may invest up to 20% of its total assets in equity and debt securities that are not infrastructure investments. Such investments may include U.S. or non-U.S. common stocks, depositary receipts, preferred stock, convertible securities, investment company investments (including mutual funds, other closed-end funds or ETFs), and rights and warrants.

Principal Risks of Investing in the Funds
The value of a Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in your Fund, and there can be no assurance that a Fund will achieve its investment objective. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk (All Funds). The value of a Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in the markets may be rapid and unpredictable, particularly under current economic, financial, labor, and health conditions. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of each Fund’s shares.
Issuer Risk (All Funds). The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
Concentration Risk (NextGen Infrastructure Fund). Because the NextGen Infrastructure Fund will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, it will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards energy and infrastructure investments may adversely affect the Fund, and the performance of such investments may lag behind the broader market as a whole. The energy markets have experienced significant volatility in recent periods, as the result of events such as the COVID-19 pandemic or Russia's invasion of Ukraine, leading to sharp changes in the supply, demand and prices of energy commodities. Such high volatility may continue for a prolonged period. The Investment Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Fund’s performance will correlate with any increases in oil and gas prices. The Fund and its shareholders could therefore lose money as a result of the conditions in the energy market.
Infrastructure Companies Risk (NextGen Infrastructure Fund). Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing de-regulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets. Recently imposed tariffs on imports to the United States could affect operating or construction costs for a number of companies in which the Fund invests.
Sustainable Infrastructure Companies Risk (NextGen Infrastructure Fund). Sustainable infrastructure investments are subject to certain additional risks including high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets, including tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy; adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies, including as a result of reductions in government budgets resulting from fiscal pressures on states and municipal authorities and poor economic conditions; dependency of electricity produced and revenues generated by a renewable energy generation facility, including solar electric or wind energy, on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather; adverse changes and volatility in the wholesale market price for electricity in the markets served; the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated; and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for sustainable infrastructure companies generally.
Technology and Communication Infrastructure Companies Risk (NextGen Infrastructure Fund). Information infrastructure investments are subject to certain additional risks including rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; high research and development costs; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; frequent new product introductions and new market entrants; cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data, denial of service attacks, unauthorized access to relevant systems, compromises to networks or devices that the information infrastructure companies use, or operational disruption or failures in the physical infrastructure or operating systems, potentially resulting in, among other things, financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Information infrastructure companies may incur additional costs for cyber security risk management and remediation purposes.
Equity Securities Risk (All Funds). Investments by a Fund in equity securities, including common stocks, may fluctuate in value in response to many factors, including the activities, performance and financial condition of the individual issuers whose securities the Fund owns, macroeconomic, political, global and other factors affecting the stock market in general, general economic conditions, expectations of interest rates, investor sentiment towards the issuer or the industry or sector in which such issuer operates. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.
Preferred Stock Risk. Preferred stock in which the Fund may invest represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking Fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.
Convertible Securities Risk. Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Debt Securities Risk (NextGen Infrastructure Fund). Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.
Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.
The risks involved with investing in debt securities include (without limitation):
1Credit Risk – Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer’s actual financial condition or the volatility or liquidity of the security.
2Maturity/Duration Risk – A debt security with a longer maturity or duration may fluctuate in value more than a debt security with a shorter maturity or duration. Therefore, the net asset value (“NAV”) of a fund that holds debt securities with a longer average maturity or duration may fluctuate in value more than the NAV of a fund that holds debt securities with a shorter average maturity or duration. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. For example, the price of a debt security with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a fund’s investments or its overall portfolio.
3Market Risk – Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
4Interest Rate Risk – A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, have recently been rising following historically low interest rates in recent years. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect Fund performance. The risk of interest rates rising is more pronounced in the current market environment because of recent monetary policy measures and the low interest rate environment in recent years. Any change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.
Below investment grade debt securities are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. See “Additional Non-Principal Risks of Investing in the Funds—High-Yield Securities Risk.”
Master Limited Partnership Risk (NextGen Infrastructure Fund). Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.
MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.
The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Distributions received by shareholders from the Fund that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Fund, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder. A distribution received by the Fund as the holder of an MLP equity security that exceeds the Fund’s tax basis in the MLP equity security generally will be taxable as ordinary income.
The final portion of the distributions received by the Fund that are considered a return of capital or ordinary income will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. The MLPs in which the Fund invests generally will not deliver their schedule K-1s to the Fund until after the Fund must deliver Form 1099s to its shareholders. If the schedule K-1s received by the Fund show that the Fund’s estimates regarding its income attributable to such MLPs were incorrect, the Fund may have to send corrected Form 1099s to its shareholders, which may result in a shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.
Risks Associated with an Investment in Non-U.S. Companies (All Funds). Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.
Some of the foreign securities in which the Funds invest will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.
Canadian Investment Risks (NextGen Infrastructure Fund). The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March and the United States-Mexico-Canada agreement in 2020. These agreements may further affect Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.
Depositary Receipts Risk (All Funds). Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Emerging Markets Risk (Global Clean Equity Fund). Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. As a result of these potential risks, the Investment Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.
Market Capitalization Risk (All Funds). To the extent the Funds invest in the securities issued by large-cap companies, and to the extent the Funds invest in small- and mid-cap companies, the Funds will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Funds’ performance could be adversely impacted.
Small- and Mid-Cap Securities Risk (All Funds). Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.
In addition, securities of small-cap and mid-cap companies may trade in an over- the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Funds to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.
Liquidity and Valuation Risk (All Funds). A Fund’s investments may include illiquid or restricted securities. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. The Funds are subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Securities purchased by a Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e., harder to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities. Liquidity risk may also refer to the risk a the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
If one or more instruments in a Fund’s investments become illiquid, the Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of Fund investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board and the Investment Adviser as valuation designee. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Fund’s NAV. The Investment Adviser, as valuation designee, may rely on various sources of information to value investments and calculate net asset values. A Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.
Fund performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see “Market Timing and Abusive Trading Activity Policy.”
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, like the Funds, to establish a liquidity risk management program. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program (the “Liquidity Risk Program”), and the Board, including a majority of the independent trustees, appointed the Investment Adviser as the Liquidity Risk Program administrator. Under the Liquidity Risk Program, the Investment Adviser assesses, manages, and periodically reviews the Funds’ liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Manager Risk (All Funds). Each Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that they will produce the desired results. The decisions with respect to the management of a Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board. Investors have no right or power to take part in the management of a Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of each Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of a Fund will be wound-up and its assets will be liquidated.
Limited Operating History Risk (Global Clean Equity Fund). The Fund has a limited operating history as an open-end management investment company, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels or the Board may determine to cease its operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Portfolio Turnover Risk (All Funds). Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. Each Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Greater transaction costs may reduce a Fund’s performance. Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.
Sector Risk (Global Clean Equity Fund). Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of such Funds’ shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Funds’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Clean Energy. The performance of companies in the clean energy sector may be adversely impacted by government regulations and subsidies, changing supply and demand for traditional energy sources, and the development of new technologies.
Clean Infrastructure. The performance of companies in the clean infrastructure sector may be adversely affected by technological innovations, changes in government regulation and business challenges, including operating risks and potential changes in demand.
Clean Water. The performance of companies in the clean water sector may be adversely affected by water availability, climate changes and events, new technologies, changes in water consumption and water conservation, and the companies may fluctuate more than that of a fund that does not concentrate in water-related companies.
Clean Transportation. The performance of companies in the clean transportation sector may be adversely affected by changes in technology, government regulation or business, including potential declines in demand.

Sustainable Investments Risk (Global Clean Equity Fund). The Fund invests primarily in clean companies. While ESG considerations are a factor in the Investment Adviser's investment process, the Investment Adviser generally does not screen for, or exclude companies based on, specific ESG criteria. However, to the extent that ESG considerations may exclude the securities of certain issuers for nonfinancial reasons, there is a risk that strategies employing ESG criteria may forego some market opportunities available to strategies that do not use similar criteria. Investors may differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund's investments may not reflect the beliefs of any particular investor.
Initial Public Offerings (IPO) Risk (Global Clean Equity Fund). The Global Clean Equity Fund may invest in IPO securities. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.

Additional Non-Principal Risks of Investing in the Funds
High-Yield Securities Risk (NextGen Infrastructure Fund). High-yield or non-investment grade securities (commonly referred to as “junk bonds”) are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Investment Adviser and are considered speculative.
Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.
Strategic Transactions Risks (NextGen Infrastructure Fund). The Fund may, but is not required to, use Strategic Transactions, which involve the purchase and sale of derivative instruments for hedging, risk management or portfolio management purposes or earn income. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may (i) result in losses greater than if they had not been used, (ii) require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, (iii) limit the amount of appreciation the Fund can realize on an investment or (iv) cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that regulation of derivative instruments and markets will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain Strategic Transactions or to achieve its investment objective. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.
Preferred Stock Risk (NextGen Infrastructure Fund and Global Clean Equity Fund). Preferred stock in which the Fund may invest represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. The risk of interest rates rising is more pronounced in the current market environment because of recent monetary policy measures and the low interest rate environment in recent years. Preferred stock may have mandatory sinking Fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.
Convertible Securities Risk (NextGen Infrastructure Fund and Global Clean Equity Fund). Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Restricted Securities (NextGen Infrastructure Fund). The NextGen Infrastructure Fund’s investments may include restricted securities. The principal risk of investing in restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.
Derivative Transactions Risk (NextGen Infrastructure Fund). The NextGen Infrastructure Fund may, but is not required to, use investment strategies for hedging, risk management or portfolio management purposes or to earn income. These investments may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments.
The Fund may also invest in newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index.
As a result, derivatives can be highly volatile. If the Investment Adviser is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.
In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.
In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders. As series of investment companies registered with the SEC, the Fund must maintain reserves of liquid assets or enter into offsetting transactions to “cover” obligations with respect to certain kinds of derivative instruments. In addition, the Fund’s use of derivatives (including covered call options and covered put options) may (i) cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) and (ii) preclude the Fund from designating a portion of its distributions as qualified dividend income (generally taxed at long-term capital gains rates with respect to non-corporate shareholders) or as eligible for the corporate dividends received deduction that would otherwise be eligible for such designations if the Fund had not used such instruments.
On August 19, 2022, new SEC regulations governing the use of derivatives by registered investment companies became effective. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. The Funds currently intend to operate as limited derivatives users. Complying with Rule 18f-4 or maintaining limited derivatives user status could limit the Funds’ ability to engage in certain derivatives and other transactions and/or increase the costs of the Funds’ investments and cost of doing business.
Investments by Large Shareholders (All Funds). From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.
Dependence on Key Personnel (All Funds). The Funds are dependent upon the Investment Adviser’s key personnel for their future success and upon the Investment Adviser’s access to certain individuals and investments in the energy infrastructure sector. In particular, the Funds will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments.
Conflicts of Interest of the Investment Adviser (All Funds). Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other managed accounts or pooled investment vehicles in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Funds. Any of their proprietary accounts and other customer accounts may compete with the Funds for specific trades. Notwithstanding these potential conflicts of interest, the Board and officers of the Funds have a fiduciary obligation to act in the Funds’ best interests.
Technology and Cyber Security Risk (All Funds). As the use of Internet technology has become more prevalent, the Funds and their service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Funds to process transactions; inability to calculate a Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. A Fund may incur additional costs for cyber security risk management and remediation purposes. There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which a Fund invests to reduce technology and cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause such Fund’s investment in such issuers to lose value.
Temporary Defensive Investments Risk (All Funds). In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Fund may, for temporary defensive purposes or for liquidity purposes and for brief or prolonged periods of time, invest outside the scope of its principal investment strategies. Under such conditions, such Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may be permitted to invest without limit in cash, money market securities or other investments.
Terrorism, Market Disruption, and Catastrophe Risk (All Funds). Terrorist attacks, catastrophes, pandemics and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of companies in which a Fund invests in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operation of infrastructure assets in which the NextGen Infrastructure Fund invests is subject to many hazards including damage to equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks; and fires and explosions. The U.S. government has issued warnings that infrastructure assets may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
Regulatory Risk (All Funds). Government regulation and/or intervention may change the way the Funds are regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Funds to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Fund’s investment practice. For example, many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act could materially impact the value of assets a Fund holds. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.
Changes enacted by the current presidential administration could significantly impact the regulation of financial markets in the United States. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Federal Reserve. Certain of these changes can be, and have been, effectuated through executive order. For example, the current administration has taken steps to address the COVID-19 pandemic, rejoin the Paris climate accord of 2015, cancel the Keystone XL pipeline, change immigration enforcement priorities and increase spending on clean energy and infrastructure. Other potential changes that could be pursued by the current presidential administration could include an increase in the corporate income tax rate and changes to regulatory enforcement priorities. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The

Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.
In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have adopted new rules regarding use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. These regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Since December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings have ceased to be published or are no longer representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.
As an alternative to LIBOR, the Financial Reporting Council, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S. dollar LIBOR with SOFR, a new index calculated by reference to short-term repurchase agreements, backed by Treasury securities. On March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there are many uncertainties regarding a transition from LIBOR, including, but not limited to, the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or other replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.
The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market value of and/or transferability of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to the Funds or on the Funds’ overall financial condition or results of operations. In addition, the transition from LIBOR to SOFR or other alternative reference rates may also introduce operational risks in the Funds’ accounting, financial reporting, loan servicing, liability management and other aspects of the Funds’ business. The full impact of the transition cannot reasonably be estimated at this time.
At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
Market Disruption and Geopolitical Risk (All Funds). Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the U.S. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Funds, including by making valuation of some of the Funds’ securities uncertain and/or result in sudden and significant valuation increases or declines in the Funds’ holdings.
Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Funds’ business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Funds’ business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Funds’ ability to achieve their respective investment objectives.
The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, natural/environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises and sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. In particular, the consequences of the Russian invasion of Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains and energy resources may impact the Funds’ investments, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have adverse impact on the Funds’ business, financial condition and results of operations. Such consequences also may increase the Funds’ funding cost or limit access to the capital markets.
The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Funds’ performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Funds’ business, financial condition and results of operations.
MANAGEMENT OF THE FUNDS

The Board is responsible for supervising the operations and affairs of the Funds and overseeing the actions of the Investment Adviser and the distributor. The Trust’s officers, who are all officers or employees of the Investment Adviser or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.
Investment Adviser
Subject to the overall supervision of the Board, the Funds are managed by Cushing® Asset Management, LP, doing business as NXG Investment Management (“NXG”). The Investment Adviser is an SEC registered investment adviser whose principal business address is 600 North Pearl Street, Suite 1205, Dallas, Texas 75201.

Advisory Agreement
The Investment Adviser manages the overall investment operations of each Fund in accordance with its investment objectives and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of an investment advisory agreement between the Investment Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”).
Under the terms of the Advisory Agreement, each Fund pays the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to a 0.85% of the average daily value of each of its “Managed Assets” during such month.
As used in the Advisory Agreement, “Managed Assets” means the total assets of a Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities) and/or (ii) the reinvestment of collateral received for securities loaned in accordance with such Fund’s investment objective and policies.
The Investment Adviser has agreed to waive or reimburse each Fund for certain Fund operating expenses, such that total annual operating expenses of each share class of the Fund (including the management fee, but exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.25% of the Class A and Class I shares, of the NextGen Infrastructure Fund, and 1.15% of each of the Class A and Class I shares of the Global Clean Equity Fund, subject to possible recoupment from the respective Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause a Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board before March 31, 2024 and may be modified or terminated by the Investment Adviser at any time thereafter. For the fiscal year ended November 30, 2022, after waivers and/or reimbursements, the Investment Adviser received 0% and 0% of the NextGen Infrastructure Fund’s average net assets and Global Clean Equity Fund’s average net assets, respectively, in investment advisory fees from the Funds.
A discussion regarding the basis for the Board’s most recent approval of the Advisory Agreement is available in the Fund’s Semi-Annual Report for the period ending May 31, 2022.
Portfolio Management
Saket Kumar is a Managing Director, Portfolio Manager and Co-Chief Investment Officer, Global Strategies, of the Investment Adviser. Mr. Kumar originally joined the firm in 2008 as a Senior Research Analyst and rejoined the Investment Adviser in 2012 after a one-year research analyst position with Citadel Investment Group. Mr. Kumar received an MBA in finance and accounting from Southern Methodist University and a BS in marine engineering from Marine Engineering and Research Institute in India. Mr. Kumar has been a portfolio manager of the NextGen Infrastructure Fund since 2019 and the Global Clean Equity Fund since 2020.
Hari Kusumakar is a Portfolio Manager and Senior Research Analyst of the Investment Adviser. Hari Kusumakar has worked in investment research since 2010 and joined the Investment Adviser in 2018. Previously he worked as an equity research analyst for Tiger Legatus Capital Management, a tiger-seeded long/short equity hedge fund in New York. Prior to that, he worked at Moody’s Corporation as a credit research analyst. He earned his MBA from MIT Sloan School of Management; MS in industrial and system engineering from The Ohio State University; and BS in chemical engineering from Indian Institute of Technology, Bombay. Mr. Kusumakar has been a portfolio manager of the NextGen Infrastructure Fund since 2019 and the Global Clean Equity Fund since 2020.
Alex Palma is a Portfolio Manager and Senior Research Analyst of the Investment Adviser. Mr. Palma joined the Investment Adviser in in 2013 to cover the industrials and oil field services sectors. Previously, he worked as a research analyst and trader for an event driven hedge fund. Prior to that, he worked in institutional equity sales for Merrill Lynch. He earned his BA in accounting from Furman University. Mr. Palma is also a CFA® charterholder. Mr. Palma has been a portfolio manager of the NextGen Infrastructure Fund since 2019 and the Global Clean Equity Fund since 2020.
The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.
FUND EXPENSES
Each Fund, and therefore its shareholders, pays all of its expenses other than those expressly assumed by the Investment Adviser. Expenses of a Fund are deducted from the Fund’s total income before dividends are paid. Fund expenses include, but are not limited to, (1) fees paid to the Investment Adviser and the Fund’s administrator; (2) fees of the Fund’s independent registered public accounting firm, custodian and transfer agent fees, and certain related expenses; (3) taxes; (4) income tax expense; (5) brokerage fees and commissions; (6) interest; (7) costs incident to meetings of the Board and meetings of the Fund’s shareholders; (8) costs of printing and mailing Prospectuses and reports to shareholders and the filing of reports with regulatory bodies; (9) legal fees and disbursements; (10) fees payable to federal and state regulatory authorities; (11) fees and expenses of Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund; (12) with respect to Class A Shares, applicable Distribution (12b-1) Plan and Service Plan fees; and (13) any extraordinary expenses.

NET ASSET VALUE
The net asset value per share for each class of shares of each Fund is determined once daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open for trading. The Board reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. The net asset value per share for each class of shares is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest and the Fund’s deferred tax asset, if applicable, less any applicable valuation allowance) attributable to such class, less all liabilities (including accrued expenses and the Fund’s deferred tax liability, if applicable) attributable to such class, by the total number of shares of the class outstanding. Differences in net asset values per share of each class of a Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares.
The Board has designated the Investment Adviser as the “valuation designee” for the Funds pursuant to Rule 2a-5 under the 1940 Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by the Investment Adviser and the Trust (the “Valuation Policy”). A committee of voting members comprised of senior personnel of the Investment Adviser considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Funds in accordance with the Valuation Policy (the “Valuation Committee”). The Investment Adviser as valuation designee is subject to monitoring and oversight by the Board.
The valuation designee uses the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to the Valuation Policy. The valuation of the portfolio securities of the Funds currently includes the following processes:
i.The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no sale is reported on that date, the closing price from the prior trading day may be used if no sales occur on a particular day. If the Valuation Committee determines that price is not representation of the actual market price, the Valuation Committee may determine the fair value of the security.
ii.Securities not traded on a U.S. exchange or NASDAQ and foreign securities that are traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market will be valued at prices supplied by a pricing service. If the Valuation Committee determines that price is not representative of the actual market price, the Committee may determine the fair value of the security.
iii.Debt securities will be valued based on evaluated mean prices by an outside pricing service that employs a pricing model that takes into account bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). If a price cannot be obtained from pricing services, quotes from market makers or brokers may be used. When possible, more than one market maker or broker should be utilized and the mean of bid and ask prices should be used.
iv.Private Placements in Public Entities (“PIPES”) will be valued using the price of the publicly traded common stock as a baseline, deducting the discount realized on the original purchase and amortizing the difference over the restricted period.
v.Asset-backed securities will be valued using a pricing service pursuant to a pricing model that takes into account spreads adjusted to reflect, among other things, the issuer’s collateral, seasoning, average life, any credit enhancements as well as prepayment speed levels (adjusted for, among other things, issuer’s collateral, average life and historical prepayment data).
vi.Listed options on debt or equity securities are valued at the last sale price or, if there are no trades for the day, the mean of the bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by an investment company registered under the 1940 Act (a “Registered Fund”) will be included in the assets of such Registered Fund, and the market value of such options will be included as a liability.
vii.For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are valued as of the close of regular trading on the NYSE each day the NYSE is open for trading and translated into U.S. dollar equivalents at the current prevailing market rates as quoted by a pricing service.
viii.Over-the-counter options on foreign securities and currencies are fair valued by obtaining the “last available bid” from a single dealer that is either the writer or purchaser of the option.
ix.Whenever trading in a listed security held in the portfolio of a Fund is halted for any reason or a foreign market’s trading limits are triggered, and in the absence of factors which the Valuation Committee believes would require specific individual consideration, the fair value of shares of such security will be the last sale price of such security. If, however, the Valuation Committee believes that the last sale price does not reflect the fair value of such security, then the value of such security will be determined by the Valuation Committee based on factors the Valuation Committee deems relevant. Whenever any such valuation determination is made, the Valuation Committee will monitor the market and other sources of information available to it in order to ascertain whether any change in circumstance would suggest a change in the value so determined and will report such changes to the Board.
x.In the event that a security (“converting security”) is to be converted or exchanged for another security (“converted security”), as a result of a merger, restructuring or otherwise, and market quotations are readily available and are reliable with respect to the converted security, the fair value of the converting security will be calculated in accordance with the conversion or exchange formula and the market value of the converted security.
xi.Prices used to value a Fund’s other assets may be obtained from pricing agents or services approved or ratified by the Valuation Committee, so long as the prices to be provided by such agents or services are calculated in a manner consistent with the Fund’s valuation methodologies. Any pricing agent or service approved by the Valuation Committee for valuing a type of security may be used as a secondary source to value any other type of security if the primary source is unable to provide a price.
xii.Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value of those dividends or rights, as determined by the Valuation Committee, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.
When determining the fair value of an asset, the Valuation Committee will seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations will be based upon all available factors that the Valuation Committee deems relevant.
Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations of such securities that are primarily traded on non-U.S. exchange may occur at times or on days on which a Fund’s net asset value is not calculated and when shareholders will not be able to purchase or redeem the Fund’s shares. Each Fund calculates its net asset value per share and, therefore, effects sales and redemptions of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading.
If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when a Fund’s net asset value is last calculated that the Investment Adviser deems materially affect the price of such security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Investment Adviser as valuation designee and the Board, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.
DISTRIBUTION PLAN AND SERVICE PLAN

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of the Funds’ shares. The offering of the Funds’ shares is continuous, and the Distributor distributes the Funds’ shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor, and the Fund’s administrator and custodian, are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.
Each Fund has adopted a distribution plan (the “Distribution Plan”) with respect to Class A Shares pursuant to Rule 12b-1 under the 1940 Act. The Funds also have adopted a service plan (the “Service Plan”) with respect to the Class A Shares. Under the Distribution Plan and the Service Plan, each Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, a Fund may spend up to a total of 0.25% per year of its average daily net assets with respect to Class A Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more over time than the economic equivalent of the maximum front-end sales charges permitted by the rules of the FINRA. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of a Fund associated with that class of shares.
To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares offered herein.

HOW TO DECIDE WHICH CLASS OF SHARES TO BUY

Each Fund offers two different share classes — Class A Shares and Class I Shares. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. By offering different classes of shares, the Funds permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.
When selecting a share class, you should consider the following:
•    which share classes are available to you;
•    how much you intend to invest;
•    total costs and expenses associated with a particular share class; and
•    whether you qualify for a waiver or reduction of sales charges.
Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.
Comparison of Share Classes

	Class A Shares	Class I Shares
Terms	Offered at NAV plus a front-end sales charge, and purchases of $1 million or more that are redeemed within twelve months are subject to a contingent deferred sales charge (“CDSC”)	Offered at NAV with no front-end sales charge or CDSC
Ongoing Expenses	Higher than Class I Shares	Lower than Class A Shares
Minimum Investment	$2,000 ($250 for IRAs)	$250,000*
Appropriate for Investors	Who prefer a single front-end sales charge with a longer investment horizon; or who qualify for reduced sales charges on larger investments	Designed for large institutional investors

Please see the information below for more information about each share class. Sales charges, if any, are retained by the Distributor or paid by the Distributor to your broker/dealer, financial adviser or other financial intermediary.
Because the current Prospectus and Statement of Additional Information for the Fund are available on the Fund’s website free of charge, the Fund does not disclose the following share class information separately on the website.
Class A Shares
Front-End Sales Charge. The following table shows the front-end sales charges for Class A Shares based on the amount invested in Class A Shares as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below:

Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested	Reallowed to Dealer (As a Percentage of Purchase Price)
Less than $50,000……………………………	5.50%	5.82%	5.50%
$50,000 or more but less than $100,000……..	4.50%	4.71%	4.50%
$100,000 or more but less than $250,000……	3.50%	3.63%	3.50%
$250,000 or more but less than $500,000……	2.50%	2.56%	2.50%
$500,000 or more but less than $1 million…..	2.00%	2.04%	2.00%
$1 million or more*………………………….	None	None	None

*    You may be assessed a CDSC of 1.00% if you redeem any of your shares within twelve (12) months of purchase.
Font-end sales charges will not be applied to shares purchased by reinvesting distributions.
The Investment Adviser or the Funds’ Distributor may pay a sales commission of up to 1.00% of the offering price of Class A shares to brokers that are responsible for aggregate purchases of $1 million or more.
Waiver of Class A Sales Charges. Front-end sales charges on Class A Shares are waived for the following purchasers:
•    any affiliate of the Investment Adviser or any of the Investment Adviser’s or the Funds’ officers, directors, employees or retirees;
•    registered representatives of any broker-dealer authorized to sell Fund shares, subject to internal policies and procedures of the broker-dealer;
•    members of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);
•    fee-based registered investment advisers, financial planners, bank trust departments or registered broker dealers who are purchasing on behalf of their customers; and
•    401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1,000,000 or more or have more than 100 participants.
You need to notify your financial intermediary or the Funds’ Transfer Agent if you qualify for a waiver of Class A sales charges.
Reduced Class A Sales Charges. You may qualify for reduced sales charges by aggregating prior purchases or purchases by related accounts or by agreeing to invest certain amounts in the future.
Prior Purchases. You may qualify for a reduced sales charge by aggregating the NAV of any Class A Shares you already own to the amount of your next investment for purposes of calculating the sales charge.
Purchases By Related Accounts. Concurrent and prior purchases of Class A Shares by certain other accounts may be combined with your purchase to determine your sales charge. Purchases made by you, your spouse or domestic partner, your siblings and your dependent children for purposes of calculating the sales charge, including purchases in individual retirement, custodial and personal trust accounts, may be combined.
Letter of Intent. If you plan to make an aggregate investment of $50,000 or more in Class A Shares of your Fund over a 13-month period, you may reduce your sales charge by signing a non-binding letter of intent.

Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of the Fund. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. If you establish a Letter of Intent with your Fund you can aggregate your accounts as well as the accounts of your spouse or domestic partner, your siblings and your dependent children. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent. Class A Shares equal to 5.50% of the amount of the Letter Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The Funds are not responsible for making this determination. You must notify the Transfer Agent or your financial intermediary at the time of purchase if a quantity discount is applicable. You may be required to provide the Fund(s) or your financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of your Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at approved financial intermediaries. You should retain any records necessary to substantiate the purchase price of your Fund shares as the Fund(s) and your financial intermediary may not retain this information.
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•Shares purchased through a Morgan Stanley self-directed brokerage account
•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Contingent Deferred Sales Charge. Class A Share purchases of $1 million or more are subject to a CDSC of 1.00% if redeemed within twelve months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge is assessed on Class A Shares derived from reinvestment of dividends or capital gain dividends. In calculating the CDSC applicable to a partial redemption of Class A Shares, the first shares redeemed are shares derived from reinvestment; all other shares are redeemed on a “first in first out”

basis. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and your financial intermediary may not retain this information.
A Fund may waive the imposition of a contingent deferred sales charge on redemption of Class A Shares under certain circumstances and conditions, including without limitation, the following:
(i)redemptions following the death or permanent disability (as defined by the Code) of a shareholder; and
(ii)required minimum distributions from a tax-deferred retirement plan or an individual retirement account (“IRA”) as required under the Code.
Shareholders who think they may be eligible for a contingent deferred sales charge waiver should contact the Transfer Agent or their financial intermediary. A Shareholder must notify their Fund(s) prior to the redemption request to ensure receipt of the waiver.
Distribution Plan and Service Plan. Under the Distribution Plan and the Service Plan, a Fund may spend up to a total of 0.25% per year of its average daily net assets with respect to Class A Shares of the Fund.
Involuntary Redemption. A Fund may redeem the Class A Shares in your account if the value of your account is less than $2,000 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,000 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,000 before the Fund takes any action.
Class I Shares
Class I Shares may be purchased without the imposition of any front end sales charge or CDSC and without any distribution (12b-1) fee or service fee. Class I Shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I Shares may also be offered through certain financial intermediaries or brokerage platforms that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund. An investor transacting in Class I shares through a broker-dealer acting as agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for a Fund and do not require payment from such Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees, generally may purchase Class I Shares, subject to investment minimums.
Involuntary Redemption. If your Class I Shares account balance within a Fund falls below $250,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $250,000 or more (except with respect to Class I Shares received in the reorganization of the Predecessor Fund). If you do not, your Fund may convert your Class I Shares into Class A Shares, at which time your account will be subject to the involuntary redemption policies and procedures for Class A Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I Shares.
Revenue Sharing
The Investment Adviser and/or its affiliates may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of a Fund or which include them as investment options for their respective customers. These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of a Fund on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Investment Adviser’s own legitimate profits and other of its own resources (not from a Fund) and may be in addition to any Distribution Plan or Service Plan fees that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services.
Because revenue sharing payments are paid by the Investment Adviser, and not from a Fund’s assets, the amount of any revenue sharing payments is determined by the Investment Adviser. In addition to the revenue sharing payments described above, the Investment Adviser may offer other incentives to sell shares of a Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. The recipients of such payments may include broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund.
Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of other funds. Contact your financial intermediary for details about revenue sharing payments it may receive. Notwithstanding the revenue sharing payments described above, the Investment Adviser is prohibited from considering a broker-dealer’s sale of any of a Fund’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of a Fund or any affiliated investment company is a qualifying or disqualifying factor in the Investment Adviser’s selection of such broker-dealer for portfolio transaction execution.
Investing Through Financial Intermediaries
Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of a Fund. Financial intermediaries are also responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this Prospectus to their customers for such services. These fees would be in addition to those imposed by a Fund. They may also set different minimum investments or limitations on buying or selling shares. If shares of a Fund are held in a “street name” account with a financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by a Fund and its transfer agent. If you are investing through a financial intermediary please contact your financial intermediary or refer to your program materials for more information regarding any special provisions or conditions that may be different from those described in this Prospectus. As of the date of this Prospectus, no arrangements whereby financial intermediaries will offer variations in, or eliminations of, front end sales charges or contingent deferred sales charges are in place.

HOW TO PURCHASE SHARES
You may purchase shares of a Fund on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Orders that are received before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) or any earlier NYSE closing time that day will be priced and processed at the NAV calculated as of the close of that business day, plus any applicable sales charges. Orders received after the close of regular trading on the NYSE will be priced at the NAV next calculated after the order is received, plus any applicable sales charges. You may purchase shares of any Fund by check, wire or Automatic Clearing House (“ACH”) network. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds cannot accept post-dated checks or any conditional order or payment.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. U.S. citizens living abroad may purchase shares of a Fund only if they have a social security number and a physical address (not a P.O. box) within the United States. The only exception is for United States military with an APO or FPO address. The Funds will not issue certificates evidencing shares purchased. Instead, a Fund will send investors a written confirmation for all purchases of shares. The Funds reserve the right to reject any purchase in whole or in part.
No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.
Anti-Money Laundering Program. In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Compliance Program. A Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Transfer Agent at (888) 878-4080 if you need additional assistance when completing your application. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. If a Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Minimum Investments
Class A Shares. The minimum initial investment in Class A Shares of a Fund is $2,000 for regular accounts and $250 for IRAs. For corporate sponsored retirement plans, there is no minimum initial investment. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. A Fund may waive the minimum investment requirements from time to time. Investors purchasing a Fund through financial intermediaries’ asset based fee programs may have the above minimum investments waived by their intermediary since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.
Class I Shares. The minimum initial investment in Class I Shares of a Fund is $250,000. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Funds reserve the right to waive or reduce the minimum initial investment amount for Class I Shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Class I Shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Investment Adviser, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.
Purchase By Mail
If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it together with your check made payable to the applicable Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the applicable Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

For regular mail delivery:	For overnight delivery:
[FUND NAME]	[FUND NAME]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202-5207

The Funds and their Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at the Transfer Agent’s post office box of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.
The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by the Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.
Purchase By Wire
A completed Account Application must be sent to the Transfer Agent prior to wiring funds. If you are making an initial investment in a Fund, please contact the Transfer Agent at (888) 878-4080 between 9:00 a.m. and 8:00 p.m. Eastern time (6:00 a.m. and 5:00 p.m. Pacific time), on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at (888) 878-4080. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE to receive same day pricing. Wired funds received after that time will be processed the following day with the following day’s pricing. Neither the Funds nor their custodian, U.S. Bank, N.A., are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Fund.
To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

U.S. Bank, N.A.
777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC Account #112-952-137
Further Credit: [FUND NAME]
(Shareholder Name, Shareholder Account #)
Purchase Through Financial Intermediaries
You may purchase and redeem shares of a Fund through certain financial intermediaries that have made arrangements with the Fund to receive purchase and redemption orders. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. When you place your order with such a financial intermediary, or its designee, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary holds your shares in an omnibus account in its (or its agent’s) name, and the financial intermediary maintains your individual ownership records. The Investment Adviser may pay the financial intermediary for maintaining these records as well as providing other shareholder services. The financial intermediary may charge you a fee for handling your order. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus or Summary Prospectus.
If you decide to purchase shares through a financial intermediary, please carefully review the program materials provided to you by your financial intermediary, because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.
Purchase requests submitted to a financial intermediary after the financial intermediary’s imposed cut-off time may not be received by a Fund prior to the Fund’s cut-off time at the close of regular trading (generally 4:00 p.m., Eastern time) on that day. Such purchase requests will be processed at the NAV, plus any applicable sales charges, calculated at the close of regular trading on the next day that the NYSE is open for business. For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.
To inquire about an agreement to sell shares of a Fund, financial intermediaries should call the Fund at (888) 878-4080.
Telephone Purchase
You may purchase additional shares of a Fund by calling (888) 878-4080. Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. Only bank accounts held at domestic financial institutions that are ACH members can be used for such transactions. Your account must be open for 7 business days and you must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If your order is received prior to the close of regular trading on the NYSE, your shares will be purchased at the applicable net asset value calculated on that date plus any applicable sales charge. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Automatic Investment Plan
For your convenience, the Funds offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, quarterly, semi-annually or annually) that the shareholder selects. After your initial investment in a Fund, you may authorize the Fund to withdraw amounts of $100 or more.

If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Transfer Agent at (888) 878-4080 and request an application. Signed applications should be received by the Transfer Agent at least 7 business days prior to your initial transaction and your financial institution must be a member of the ACH network. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. A Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at (888) 878-4080 or in written form five days prior to the effective date.
Retirement Plans
You may invest in the Funds under the following retirement plans:
•Coverdell Education Savings Account
•Traditional IRA
•Roth IRA
•SEP-IRA for sole proprietors, partnerships and corporations
•SIMPLE-IRA
The Funds recommend that investors consult with a financial and/or tax advisor regarding IRAs before investing. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution or recharacterization of an IRA is $25 per transaction. Complete details about fees are outlined in the Fund’s Individual Retirement Account & Coverdell Education Savings Account Disclosure Statement.
Exchange Privilege
You may exchange your shares of a Fund for the corresponding shares in another Fund in the Cushing Mutual Funds Trust (if available). Any exchange is subject to the same minimums as an initial or subsequent investment, as applicable. You can request your exchange in writing or by calling the transfer agent at (888) 878-4080. Be sure to read the current Prospectus for the Funds into which you are exchanging. Exchanges may only be made on days when both affected Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

HOW TO REDEEM SHARES
You may redeem (sell) Fund shares on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Redemption requests that are received before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) or any earlier NYSE closing time that day will be priced and processed at the NAV calculated as of the close of that business day. Requests received after the close of regular trading on the NYSE will be processed at the NAV calculated as of the close of business on the next business day. Redemption requests for an IRA, Coverdell Education Plan or other retirement or qualified plan accounts may be redeemed by telephone at (888) 878-4080. Investors will be asked whether or not to withhold taxes from any distribution.
Redemption By Mail
You may request to redeem Fund shares by sending a written request to the Transfer Agent. After your request is received in “good order,” the Fund will redeem your shares at the next calculated NAV. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices. To be in “good order,” redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of shares of the Fund or the dollar value of shares of the Fund to be redeemed; (iv) signatures by all of the shareholders whose names appear on the account registration with any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the ACH network to the bank account that you have designated on your Account Application. If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold U.S. federal income tax (generally 10%). Unless a redemption request specifies not to have U.S. federal income tax withheld, the transaction will be subject to withholding. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the section entitled “Signature Guarantees.”
The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.
Redemption By Telephone
Unless you have declined telephone privileges on your account, you may redeem all or some of your Fund shares, up to a maximum of $100,000 per transaction, by calling the Transfer Agent at (888) 878-4080 between 9:00 a.m. and 8:00 p.m. Eastern time (6:00 a.m. and 5:00 p.m. Pacific time), on a day when the NYSE is open for trading. Redemption requests received before the NYSE close on that day will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day.
When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Redemption proceeds will be sent by check to the account address or transferred to the bank account you have designated on your Account Application. If you have recently changed your address or banking information you may or may not be able to redeem via telephone (see “Signature Guarantees” below).
Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. A Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of a Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.
You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under “Purchase By Mail.” Your written request for telephone privileges must include the appropriate Fund’s name and account number and must be signed by the registered owner(s) of the account. A signature guarantee, or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, may also be required. Please contact the Transfer Agent at (888) 878- 4080 before sending your instruction. Telephone redemption requests must be received before the close of regular trading on the NYSE to be priced and processed as of the close of business on that day. Once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. You may have difficulties in making telephone redemptions during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Signature Guarantees
To protect the Funds and their shareholders, a signature guarantee from either a Medallion program member or a non-Medallion program member is required in each of the following situations:
•The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 calendar days;
•The redemption proceeds are to be payable or sent to any person, address or bank account not on record;
•Account ownership is being changed;
•The redemption request is over $100,000.
In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature is not an acceptable substitute for a signature guarantee.
Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. The Funds may waive the signature guarantee for employees and affiliates of the Investment Adviser, the Distributor, the administrator and family members of the foregoing.
Payment of Redemption Proceeds
Payment of redemption proceeds for all methods of payment will be made promptly, typically within one to two days, and in any event not later than seven days after the receipt of a redemption request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, a Fund may delay payment of your redemption proceeds for up to 15 calendar days from date of purchase or until your payment for the purchase has cleared, whichever occurs first.
If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the ACH network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete or share specific redemption, or deducted from your remaining balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2 to 3 business days.
Source of Redemption Proceeds
The Funds typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions and during periods when a Fund receives an unusually large number of redemption requests, the Fund may, but is not required to, borrow by obtaining a line of credit from a financial institution to meet redemption requests. The Funds generally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, the Fund may pay a portion of your redemption proceeds in securities or other Fund assets. In-kind redemptions may be in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale.
Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading in the markets that a Fund ordinarily uses is restricted; (3) when an emergency exists as determined by the SEC such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (4) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.
Involuntary Redemption
Class A Shares. A Fund may redeem the Class A Shares in your account if the value of your account is less than $2,000 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,000 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,000 before the Fund takes any action.
Class I Shares. If your Class I Shares account balance falls below $250,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $250,000 or more (except with respect to Class I Shares received in the reorganization of the Predecessor Fund). If you do not, your Fund may convert your Class I Shares into Class A Shares, at which time your account will be subject to the involuntary redemption policies and procedures for Class A Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I Shares.
Systematic Withdrawal Plan
You may redeem your Class A Shares through the Systematic Withdrawal Plan. The Systematic Withdrawal Plan is not available for redemption of Class I Shares. If you elect this method of redemption, your Fund will send you a check, or you may have the proceeds sent directly to your designated bank account via electronic funds transfer through the ACH network. The minimum payment amount is $100. You may choose to receive monthly, quarterly or annual payments. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Withdrawal Plan may be terminated at any time by the Fund. You may also elect to terminate your participation in this program at any time calling (888) 878-4080 or by writing to the Transfer Agent five days prior to the next payment.
A withdrawal involves a redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

MARKET TIMING AND ABUSIVE TRADING ACTIVITY POLICY
Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of the Fund by interfering with efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board discourages frequent purchases and redemptions of shares of the Funds and has adopted the policies and procedures with respect to frequent purchases and redemptions of shares described below. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, the Funds cannot guarantee that such trading will not occur.
•Each Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.
•Each Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund. In considering a shareholder’s trading activity, the Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the Fund.
•If frequent trading or market timing is detected, a Fund, based on an assessment of the severity of the market timing, shall take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

DISTRIBUTIONS
Each Fund intends to pay substantially all of its net investment income to shareholders through quarterly distributions. In addition, each Fund intends to distribute any net long-term capital gains to shareholders at least annually. The Funds expect that distributions paid on the shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).

A portion of the NextGen Infrastructure Fund’s distributions may also be characterized as return of capital. The NextGen Infrastructure Fund may invest up to 25% of its total assets in MLPs and a portion of the cash distributions received by the NextGen Infrastructure Fund from the MLPs in which it invests may be characterized as return of capital. If, for any calendar year, the NextGen Infrastructure Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a return of capital for U.S. federal income tax purposes up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly, which will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of common shares. The NextGen Infrastructure Fund cannot assure you as to what percentage, if any, of the distributions paid on the shares will consist of net capital gain, which is taxed at reduced rates for non-corporate shareholders, or return of capital.
To permit the maintenance of a more stable distribution rate, a Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s NAV. Correspondingly, such amounts, once distributed, will be deducted from a Fund’s NAV.

Dividend Reinvestment Plan
All distributions will be reinvested in Fund shares unless you choose one of the following options:
(1)receive dividends in cash while reinvesting capital gain distributions in additional Fund shares;
(2)receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or
(3)receive all distributions in cash.
Distributions are taxable whether received in cash or additional Fund shares.
You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling (888) 878-4080 at least five (5) days prior to record date of the next distribution. If no selection is made on the Account Application, all distributions will be automatically reinvested in additional Fund shares.
If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the current NAV of the applicable Fund, and to reinvest all subsequent distributions.
TAX MATTERS
The following is a summary of certain U.S. federal income tax considerations generally applicable to the Funds and shareholders that acquire common shares and that hold such common shares as capital assets within the meaning of the Code (generally, property held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, as in effect as of the date hereof, all of which are subject to change or differing interpretations by the courts or the IRS, possibly with retroactive effect. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting a Fund and its shareholders (including shareholders subject to special provisions of the Code). This summary of U.S. federal income tax considerations is for general information only. Prospective investors must consult their tax advisors to determine the U.S. federal income tax consequences of acquiring, holding and disposing of common shares, as well as the effects of state, local, and non-U.S. tax laws.
Each Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, a Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, such Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Each Fund intends to distribute at least annually substantially all of such income and gain. If a Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.
Distributions paid to you by a Fund from its investment company taxable income are generally taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of a Fund’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income.
Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by your Fund, are taxable to you as long-term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned Fund shares. For individuals, long-term capital gains are generally taxed at a reduced maximum rate.
If, for any calendar year, a Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in a Fund, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares.
Generally, after the end of each year, you will be provided with a written notice reporting the amount of ordinary dividend income, capital gain dividends and other distributions (if relevant).
The sale or other disposition of shares of a Fund will generally result in capital gain or loss to you which will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by you (including amounts credited to you as an undistributed capital gain dividend). Any loss realized on a sale of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gain is taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain generally is taxed at a reduced maximum U.S. federal income tax rate. The deductibility of loses is subject to limitations.
Dividends and other taxable distributions are taxable to shareholders. If a Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by such Fund and received by you on December 31 of the year in which the dividend was declared.
A Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends and certain other payments paid to non-exempt holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
The foregoing is a general and abbreviated summary of the provisions of the Code and the regulations promulgated thereunder in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding the U.S. federal, foreign, state and local tax consequences of investing in a Fund.

GENERAL INFORMATION
Householding
To help keep each Fund’s costs as low as possible, the Funds generally deliver a single copy of Prospectuses and other similar documents too shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a Summary Prospectus, Prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at (888) 878-4080 and your Fund will begin individual delivery within 30 days of your request. If your account is held through a financial intermediary, please contact them directly to request individual delivery.
Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of each Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
Closure of the Fund
The Investment Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Investment Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (888) 878-4080 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
IRA Accounts
IRA accounts will be charged a $15 annual maintenance fee.
Index Descriptions
        The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.
The MSCI ACWI Net Total Return Index, MSCI's flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.
The S&P Global Infrastructure Index Net Total Return Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net total returns reflect the deduction of applicable withholding taxes.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand your Fund’s financial performance for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in their Fund (assuming reinvestment of all dividends and distributions). The information in the following tables for the fiscal years ended 2022, 2021, 2020 and 2019 has been derived from financial statements, which were audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report of the Funds, and are incorporated by reference in the SAI. The Funds’ annual report is available upon request. The information in the following tables for the NextGen Infrastructure Fund for the fiscal year ended 2018, as applicable, has been derived from financial statements, which were audited by the Fund’s former independent registered public accounting firm.

NXG NextGen Infrastructure Fund (formerly, The Cushing® MLP Infrastructure Fund)

FINANCIAL HIGHLIGHTS

Class A Shares	Fiscal Year Ended November 30, 2022	Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019		Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.08	$19.99	$15.33	$18.08		$20.00
Income from Investment Operations:
Net investment income (loss)(3)	(0.11)	(0.08)	0.03	(0.19)		0.12
Net realized and unrealized gain (loss) on investments	(0.81)	1.22	5.14	(1.46)		(1.07)
Net increase (decrease) from investment operations	(0.92)	1.14	5.17	(1.65)		(0.95)
Less Distributions to Common Stockholders:
Net investment income	(0.90)	(1.05)	(0.51)	—		(0.09)
Return of capital	(0.56)	—	—	(1.10)		(0.88)
Total distributions to common stockholders	(1.46)	(1.05)	(0.51)	(1.10)		(0.97)
Net Asset Value, end of period	$17.70	$20.08	$19.99	$15.33		$18.08
Total Investment Return(5)	(4.46)%	5.77%	34.34%	(9.49)%		(5.06)%	(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$559	$864	$436	$444		$252
Ratio of expenses to average net assets before waiver	2.55%	2.65%	4.05%	2.82%		2.20%	(6)
Ratio of expenses to average net assets after waiver	1.50%	1.50%	1.53%	1.75%		1.75%	(6)
Ratio of net investment income (loss) to average net assets after waiver	(0.64)%	(0.39)%	0.49%	(1.09)%		0.85%	(6)
Portfolio turnover rate(7)	241.02%	177.18%	314.43%	74.23%	(4)	76.11%	(4)

(1)Commencement of operations.
(2)Information presented relates to a Class A share outstanding for the entire period.
(3)Calculated using average shares outstanding method.
(4)Not annualized.
(5)Total investment return does not include the impact of the front-end sales load.
(6)Annualized for periods less than one full year.
(7)Portfolio turnover is calculated on the basis of the fund as a whole.

NXG NextGen Infrastructure Fund

FINANCIAL HIGHLIGHTS

Class I Shares	Fiscal Year Ended November 30, 2022	Fiscal Year Ended November 30, 2021	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018(1)
Per Common Share Data(2)
Net Asset Value, beginning of fiscal year	$20.37	$20.22	$15.46	$18.14	$19.51
Income from Investment Operations:
Net investment income (loss)(3)	(0.11)	(0.03)	0.08	(0.15)	0.14
Net realized and unrealized gain (loss) on investments	(0.77)	1.23	5.19	(1.43)	(0.31)
Net increase (decrease) from investment operations	(0.88)	1.20	5.27	(1.58)	(0.17)
Less Distributions to Common Stockholders:
Net investment income	(0.90)	(1.05)	(0.51)	—	(0.09)
Return of capital	(0.56)	—	—	(1.10)	(1.11)
Total distributions to common stockholders	(1.46)	(1.05)	(0.51)	(1.10)	(1.20)
Net Asset Value, end of fiscal year	$18.03	$20.37	$20.22	$15.46	$18.14
Total Investment Return	(4.19)%	5.95%	34.77%	(9.07)%	(1.17)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$25,189	$33,683	$14,915	$13,228	$61,119
Ratio of expenses to average net assets before waiver	2.30%	2.39%	3.80%	2.57%	1.91%
Ratio of expenses to average net assets after waiver	1.25%	1.25%	1.28%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets after waiver	(0.64)%	(0.13)%	0.74%	(0.84)%	0.69%
Portfolio turnover rate(4)	241.02%	177.18%	314.43%	74.23%	76.11	(5)
(1)On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund. Per share amounts for the period prior to December 15, 2017 have been adjusted for a share conversion that occurred effective with the reorganization on December 15, 2017. The effect of the share conversion in connection with the reorganization was to multiply the number of outstanding shares of the Fund by the respective conversion factor of 35.809, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.
(2)Information presented relates to a Class I share outstanding for the entire fiscal year.
(3)Calculated using average shares outstanding method.
(4)Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(5)Covers the period from December 18, 2017 through November 30, 2018, subsequent to the reorganization of the Predecessor Fund into the Fund.

NXG Global Clean Equity Fund
FINANCIAL HIGHLIGHTS

Class A Shares	Fiscal Year Ended November 30, 2022	Fiscal Year Ended November 30, 2021	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.93	$20.52	$10.00
Income from Investment Operations:
Net investment income loss(3)	(0.17)	(0.17)	(0.08)
Net realized and unrealized gain (loss) on investments	(5.67)	1.13	10.69
Net increase (decrease) from investment operations	(5.84)	0.96	10.61
Less Distributions to Common Stockholders:
Net investment income	(1.94)	(0.55)	(0.09)
Return of capital	(0.14)	—	—
Total distributions to common stockholders	(2.08)	(0.55)	(0.09)
Net Asset Value, end of period	$13.01	$20.93	$20.52
Total Investment Return(5)	(29.81)%	4.65%	106.34%	(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$75	$205	$231
Ratio of expenses to average net assets before waiver	3.33%	3.18%	6.40%	(6)
Ratio of expenses to average net assets after waiver	1.40%	1.35%	1.40%	(6)
Ratio of net investment loss to average net assets after waiver	(1.24)%	(0.78)%	(0.66)%	(6)
Portfolio turnover rate(7)	118.40%	88.38%	39.68%	(4)

(1)Commencement of operations.
(2)Information presented relates to a Class A share outstanding for the entire period.
(3)Calculated using average shares outstanding method.
(4)Not annualized.
(5)Total investment return does not include the impact of the front-end sales load.
(6)Annualized for periods less than one full year.
(7)Portfolio turnover is calculated on the basis of the fund as a whole.

NXG Global Clean Equity Fund

FINANCIAL HIGHLIGHTS

Class I Shares	Fiscal Year Ended November 30, 2022	Fiscal Year Ended November 30, 2021	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data(2)
Net Asset Value, beginning of period	$21.02	$20.56	$10.00
Income from Investment Operations:
Net investment loss(3)	(0.14)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.69)	1.12	10.70
Net increase (decrease) from investment operations	(5.83)	1.01	10.65
Less Distributions to Common Stockholders:
Net investment income	(1.94)	(0.55)	(0.09)
Return of capital	(0.14)	—	—
Total distributions to common stockholders	(2.08)	(0.55)	(0.09)
Net Asset Value, end of period	$13.11	$21.02	$20.56
Total Investment Return	(29.61)%	4.89%	106.74%	(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$13,094	$22,606	$10,800
Ratio of expenses to average net assets before waiver	3.08%	2.93%	6.15%	(5)
Ratio of expenses to average net assets after waiver	1.15%	1.10%	1.15%	(5)
Ratio of net investment loss to average net assets after waiver	(0.99)%	(0.53)%	(0.41)%	(5)
Portfolio turnover rate(6)	118.40%	88.38%	39.68%	(4)

(1)Commencement of operations.
(2)Information presented relates to a Class I share outstanding for the entire period.
(3)Calculated using average shares outstanding method.
(4)Not annualized.
(5)Annualized for periods less than one full year.
(6)Portfolio turnover is calculated on the basis of the fund as a whole.

PRIVACY POLICY

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its shareholders with respect to their transactions in shares of the Funds. This information includes:

iinformation the Funds receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
iiinformation about your transactions with the Funds, their affiliates or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. To protect your personal information internally, the Funds restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. The Funds also maintain certain other safeguards to protect your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

PN-1

INVESTMENT ADVISER

Cushing® Asset Management, LP
600 North Pearl Street
Suite 1205
Dallas, Texas 75201

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
One Victory Park, 2323 Victory Avenue, Suite 2000
Dallas, Texas 75219

DISTRIBUTOR

Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Prospectus dated March 30, 2023

NXG NextGen Infrastructure Fund
Class A Shares (NXGAX)
Class I Shares (NXGNX)

NXG Global Clean Equity Fund
Class A Shares (CGCAX)
Class I Shares (CGCNX)

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its most recently completed fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more details about the Funds and their policies. The current Statement of Additional Information is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To Obtain Information

The Statement of Additional Information and the Funds’ Annual Report and Semi-Annual Report are available, without charge, upon request. To obtain a free copy of the Statement of Additional Information, the Annual Report or the Semi-Annual Report, or if you have questions about the Fund:

By Internet:

Go to www.cushingfunds.com.

By Telephone:

Call (888) 878-4080 or your securities dealer.

By Mail:

Write to:
Cushing Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

From the SEC:

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov.

Investment Company Act File Number 811-23293

NXG FUNDS
CUSHING® MUTUAL FUNDS TRUST

NXG NextGen Infrastructure Fund
(formerly, Cushing NextGen Infrastructure Fund)
Class A Shares (NXGAX)
Class I Shares (NXGNX)

NXG Global Clean Equity Fund
(formerly, Global Clean Equity Fund)
Class A Shares (CGCAX)
Class I Shares (CGCNX)

600 North Pearl Street
Suite 1205
Dallas, Texas 75201

each a series of

Cushing® Mutual Funds Trust

Statement of Additional Information
Dated March 30, 2023

This Statement of Additional Information (the “SAI”) supplements the information contained in the Prospectus dated March 30, 2023 of NXG NextGen Infrastructure Fund (the “NextGen Infrastructure Fund”) and NXG Global Clean Equity Fund (the “Global Clean Equity Fund”) (each a “Fund” and collectively, the “Funds”), each a series of Cushing® Mutual Funds Trust (the “Trust”), an open-end management investment company organized on September 12, 2017 as a statutory trust under the laws of the State of Delaware. This SAI is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and it should be read in conjunction with the Prospectus.
To obtain a copy of the Prospectus, please write to Cushing Mutual Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or call (888) 878-4080. The Prospectus is also available on the Funds’ website www.cushingfunds.com.
The Funds are managed by Cushing® Asset Management, LP (the “Investment Adviser”), doing business as NXG Investment Management (“NXG”).

THE FUNDS
The Funds are each a series of the Trust, an open-end management investment company organized on September 12, 2017 as a statutory trust under the laws of the State of Delaware. In connection with certain changes to NextGen Infrastructure Fund’s non-fundamental investment policies that were effective December 1, 2019, the NextGen Infrastructure Fund changed its name from Cushing® MLP Infrastructure Fund, to NextGen Infrastructure Fund. Effective November 1, 2022, Cushing® NextGen Infrastructure Fund changed its name to NXG NextGen Infrastructure Fund, and Global Clean Equity Fund changed its name to NXG Global Clean Equity Fund. Each Fund may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Each Fund offers two different share classes: Class A and Class I. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date. The Board may establish and offer shares of other series of the Trust at any time.
Under the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

INVESTMENT STRATEGIES AND RISKS
The sections below describe, in greater detail than in the Prospectus, some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage. As noted below, each Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of each Fund’s principal investment strategies are discussed in the Prospectus. The Funds may not buy all of the types of securities or use all of the investment techniques that are described.
Master Limited Partnership Interests (NextGen Infrastructure Fund)
Master limited partnerships (“MLPs”) are formed as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through
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their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).
Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.
Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.
Repurchase Agreements (NextGen Infrastructure Fund)
The NextGen Infrastructure Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker- dealers, banks and other financial institutions deemed to be creditworthy by the Investment Adviser under guidelines approved by the Board. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund’s limitation on illiquid securities. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.
Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.
Convertible Securities (All Funds)
The Funds may invest in convertible securities. A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the “premium.” When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.
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Rights and Warrants (All Funds)
The Funds may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus producing a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.
Depository Receipts (All Funds)
The Funds may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.
When-Issued and Delayed Delivery Transactions (All Funds)
The Funds may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to a Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund’s portfolio consistent with the Fund’s investment objectives and policies and not for the purpose of investment leverage. Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Fund’s net asset value. A commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.
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Short Sales Against the Box (NextGen Infrastructure Fund)
The NextGen Infrastructure Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is required to recognize gain from the short sale for U.S. Federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.
Investment Company Securities (All Funds)
The Funds may invest in securities of other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act. The ETFs and ETNs in which the Fund may invest may include exchange traded index and bond funds. Exchange-traded index products seek to track the performance of various securities indices. Shares of exchange-traded index products have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.
Preferred Stocks (All Funds)
The Funds may invest in preferred stocks. Preferred stocks generally have a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stocks generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stocks may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stocks, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stocks also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stocks will have the right to elect a specified number of directors to the issuer’s board. Preferred stocks also may be subject to optional or mandatory redemption provisions.
Borrowing, Reverse Repurchase Agreements and Similar Transactions (All Funds)
The Funds may borrow from banks and may enter into reverse repurchase agreements and economically similar transactions up to the amounts allowable under the 1940 Act (currently up to 33 1/3% of a Fund’s total assets, including the amount borrowed). The Funds may also borrow for temporary purposes in an amount not in excess of 5% of the value of its total assets at the time the borrowing is made. The Funds have no current intention to borrow money other than for temporary purposes.
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Borrowing by a Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund’s portfolio. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, the Fund’s net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. In the event that the values of a Fund’s portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund’s assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Investment Adviser, a portion of the Fund’s assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund’s shares than if the Fund were not leveraged. The extent to which the Funds may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund and the Investment Adviser. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of a Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.
A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with an agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.
Illiquid and Restricted Securities (All Funds)
Certain of the investments made by a Fund may be illiquid and consequently such Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by a Fund or at prices approximating the value at which such Fund is carrying the securities on its books. Furthermore, the nature of a Fund’s investments may require a long holding period prior to profitability.
Although the equity securities of the companies in which the Funds invest generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of a Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.
The Funds may also invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and a Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, a Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. A Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in a Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
Each Fund may invest up to 15% of its net assets in illiquid securities. An “illiquid security” is defined as any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven
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calendar days or less without the sale or disposition significantly changing the market value of the security. The Funds will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, such Fund will reduce its holdings of illiquid investments in an orderly fashion in order to maintain adequate liquidity. Pursuant to Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to the Liquidity Rule. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.
Non-U.S. Securities Risk (All Funds)
Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
Certain countries in which the Funds may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: the possibility of expropriation or nationalization of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; restrictions on currency repatriation; economic, political or social instability; and diplomatic developments that could affect investments in those countries.
Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Funds and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Funds’ net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced U.S. income tax rate currently available for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: growth of gross domestic product; rates of inflation; capital reinvestment; resources; self- sufficiency; and balance of payments position.
Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. “Emerging market countries” generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Funds’ investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. As a result of these potential risks, the Investment Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.
Portfolio Turnover (All Funds)
Although the Funds generally do not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates.
The Funds’ portfolio turnover rates for the following fiscal years ended November 30, are shown in the table below.
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Fund	2022	2021
NextGen Infrastructure Fund	241%	177%
Global Clean Equity Fund	118%	88%

STRATEGIC TRANSACTIONS
Each Fund may, but is not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by a Fund is a function of numerous variables including market conditions. The Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Funds’ investment objectives, no assurance can be given that the use of Strategic Transactions will achieve this result.
General Risks of Derivatives
Strategic Transactions may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Funds may use and the risks of those instruments are described in further detail below. The Funds may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with each Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.
The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.
•Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. Each Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.
•Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.
•Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.
•Using derivatives as a hedge against a portfolio investment subjects the Funds to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Funds incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based instrument as a hedge on a different instrument) may also involve greater correlation risks.
•While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit a Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.
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•Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.
•The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund.
•Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.
•Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also maybe greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund would bear greater risk of default by the counterparties to such transactions.
•A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.
•As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
•Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause a Fund to sell portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged.
•Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Funds’ ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.
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•Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Funds to respond to such events in a timely manner.
•The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties.
•    On August 19, 2022, new SEC regulations governing the use of derivatives by registered investment companies became effective. Rule 18f-4 under the 1940 Act imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. The Funds currently intend to operate as limited derivatives users. Complying with Rule 18f-4 or maintaining limited derivatives user status could limit the Funds’ ability to engage in certain derivatives and other transactions and/or increase the costs of the Funds’ investments and cost of doing business.
•    Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Investment Adviser to claim this exclusion with respect to the Funds, the Funds will limit their transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Trust’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of any Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Funds are not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Investment Adviser was unable to claim the exclusion with respect to the Funds, the Investment Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Investment Adviser and the Funds to additional registration and regulatory requirements and increased operating expenses.
Options
An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.
Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.
Writing Options. Each Fund may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the
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underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.
The Funds may only write call options that are “covered.” A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.
Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.
Each Fund may also write uncovered put options. The seller of an uncovered put option theoretically could lose an amount equal to the entire aggregate exercise price of the option if the underlying security were to become valueless.
Each Fund may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.
Each Fund may only write put options that are “covered.” A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.
Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.
A Fund may close out an options position which it has written through a closing purchase transaction. A Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. A Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.
The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell.
Purchasing Options. The Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. A Fund may buy call and put options whether or not it holds the underlying securities.
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As the buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Funds may be unable to enter into closing sale transactions with respect to OTC options.
Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.
Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transaction sand closing sale transactions provided that a liquid secondary market exists for such options. Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.
Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:
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•    The exercise of options written or purchased by a Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.
•    A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases or sales of the underlying securities.
•    A Fund’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.
•    The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.
•    Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.
•    A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Fund in connection with options transactions.
Futures Contracts
A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.
Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.
The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the applicable Fund.
In addition, each Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Funds will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Fund and the aggregate value of the initial and variation margin payments made by a Fund with respect to such contract.
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Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for a Fund than if it had not entered into forward contracts.
Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.
Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.
A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out such Fund’s futures position.
Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:
•    The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.
•    Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. Such Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. Such Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.
•    Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.
•    Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.
A Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund’s assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount maybe excluded in calculating the 5% limitation.
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Swap Contracts and Related Derivative Instruments
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.
Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Funds may utilize swaps to increase or decrease their exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Funds may also enter into related derivative instruments including caps, floors and collars.
The Funds may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by segregating liquid assets. If a Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.
The Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.
Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.
Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps. The Funds may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation
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acceleration or modified restructuring. A Fund may be either the buyer or seller in a credited fault swap. As the buyer in a credit default swap, a Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, a Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Funds will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by it. The use of credit default swaps could result in losses to a Fund if the Investment Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.
Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.
Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:
•    Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.
•    In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.
•    The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Funds’ ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.
Structured Products
The Funds also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.
Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Funds’ investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on
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maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.
Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments.
The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. A Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.
Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Combined Transactions
Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.
Regulatory Matters
Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

INVESTMENT RESTRICTIONS
The investment restrictions for each Fund, as set forth below, are fundamental policies of the Fund that may not be changed without the approval of the Fund’s shareholders. With respect to each Fund, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectus or this SAI, the Funds’ investment objectives as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of the shareholders.
With the exception of any applicable asset coverage requirements prescribed by Section 18 of the 1940 Act, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of a Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.
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The NextGen Infrastructure Fund will not:
1.borrow money or issue senior securities except in compliance with the 1940 Act;
2.act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;
3.invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that the Fund will concentrate its assets in the group of industries constituting the energy and energy infrastructure sectors, and except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions;
4.purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities or (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and except as otherwise permitted by applicable law;
5.purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities, and except as otherwise permitted by applicable law;
6.make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets or (c) by engaging in repurchase agreements, and except as may otherwise be permitted by applicable law.
The Global Clean Equity Fund will not:
1.borrow money or issue senior securities except in compliance with the 1940 Act;
2.act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;
3.invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (other than those securities backed principally by the assets and revenues of non-governmental users with respect to which the Trust will not invest 25% or more of the value of the Trust’s total assets in securities backed by the same source of revenue);
4.purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, or (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and except as otherwise permitted by applicable law;
5.purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities, and except as otherwise permitted by applicable law;
6.make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets or (c) by engaging in repurchase agreements, and except as may otherwise be permitted by applicable law.
To the extent that a Fund has sufficient information regarding the portfolio holdings of other investment companies in which it invests, the Fund “looks through” to the underlying holdings of other investment
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companies, including exchange-traded funds (ETFs), in which the Fund invests, for purposes of the Fund’s 80% policy and the Fund’s policy set forth in (3) above regarding investment in securities of issuers in a particular industry.
Pursuant to each Fund’s investment restriction (1) above, in accordance with Section 18 of the 1940 Act, as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from a bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.
Pursuant to the NextGen Infrastructure Fund’s investment restriction (3) above, with respect to tax exempt securities of state and municipal governments or their political subdivisions backed only by the assets and revenues of non-governmental users, the NextGen Infrastructure Fund will not invest 25% or more of the value of it’s total assets in securities backed by the same source of revenue.

MANAGEMENT OF THE FUNDS

The Board has overall responsibility for monitoring the operations of the Funds and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Funds.
Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and Officers is 600 North Pearl Street, Suite 1205, Dallas, Texas 75201.

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Board of Trustees

Name and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Chair of the Board	Trustee since 2017; Chair since 2023	Retired. Chief Executive Officer, Hillcrest Asset Management, LLC (2008-2022) (registered investment adviser).	4	CM Advisers Family of Funds (2 series) (2003-2020).
Andrea N. Mullins (1967)	Trustee and Chair of Audit Committee	Trustee since 2021	Private Investor; Independent Contractor, SWM Advisors (2014-present).	4	Valued Advisers Trust (14 portfolios) (2013-present) (series trust/mutual funds); Angel Oak Family of Funds (9 portfolios) (2019-present).
Ronald P. Trout (1939)	Trustee and Chair of the Nominating and Corporate Governance Committee	Trustee since 2017	Retired. Previously, a founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989- 2002) (investment management company).	4	Dorchester Minerals LP (2008-present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).
Interested Trustee
Jerry V. Swank(2) (1951)	Trustee	Trustee since 2017	Chairman of Swank Capital, LLC (2000-present); Formerly Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 – 2021).	4	None.
(1)    The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are four funds in the Fund Complex.
(2)    Mr. Swank is an “interested person” of the Funds, as defined under the 1940 Act, by virtue of his position as Chairman of Swank Capital, LLC and former Managing Partner of the Investment Adviser.

Trustee Qualifications
The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise and (v) ability, judgment, attributes and expertise. In respect of each Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.
Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
Brian R. Bruce. Mr. Bruce has served as a Trustee of funds in the Fund Complex since 2007. Mr. Bruce served as Chair of the Audit Committee of funds in the Fund Complex from 2007 to 2017. Through his experience as a Trustee of funds in the Fund Complex and certain other registered investment companies, as a former professor at Southern Methodist University’s Cox School of Business and former Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly
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chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.
Andrea N. Mullins. Ms. Mullins has served as a trustee of a family of investment companies since 2013. Through her former positions in senior financial roles at asset management companies, service as an investment company trustee, including as a member of the audit and pricing committees, and experience as an independent contractor with a fiduciary adviser, Ms. Mullins is experienced in financial, accounting, regulatory and investment matters.
Ronald P. Trout. Mr. Trout has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chair of the Nominating and Corporate Governance Committee of funds in the Fund Complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.
Jerry V. Swank. Mr. Swank has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee and Chair of the Board of funds in the Fund Complex, managing partner and Chief Investment Officer of the Investment Adviser and founder of Swank Capital, LLC and his extensive professional experience with investment firms and in oil & gas research and consulting, Mr. Swank is experienced in financial, regulatory and investment matters.
Executive Officers
The following information relates to the executive officers of the Trust who are not Trustees. The officers of the Trust will serve until their respective successors are chosen and qualified.

Name and Year of Birth	Position	Principal Occupation During the Past Five Years
Mark Rhodes (1958)	Chief Executive Officer and President	Chief Executive Officer of the Investment Adviser (2022-present). Previously, Principal of Focal Point Consulting Practice (2020-2022); Managing Director of Bank of America Merrill Lynch (2015-2021).
Blake Nelson (1986)	Chief Financial Officer, Treasurer, and Secretary	Chief Financial Officer (2021-present) and Controller (2013-2021) of the Investment Adviser. Mr. Nelson is a certified Public Accountant.
Mathew J. Calabro (1966)	Chief Compliance Officer
Chief Compliance Officer of the Investment Adviser (2021-present); Executive Director, Compliance Services at Confluence Technologies (2022-present); Director, Compliance Servcies at Ascendant Compliance Management, a subsidiary of Confluence Technologies (compliance consulting) (2016-2022).

Board Leadership Structure
The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Funds and one of whom is classified as an “interested person” of the Funds. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees, if required by applicable law.
An Independent Trustee, Mr. Brian R. Bruce, serves as Chairman of the Board. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of management.
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The Trustees have determined that the efficient conduct of the Trusts’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.
The Board has determined that this leadership structure, including a Chair of the Board who is an Independent Trustee, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds. In reaching this conclusion, the Board considered, among other things, the role of the Investment Adviser in the day-to-day management of the Fund’s affairs, the extent to which the work of the Board will be conducted through the committees, the projected net assets of the Funds and the management, distribution and other service arrangements of the Funds. The Board also believes that its structure, including the presence of one Trustee who has been an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.
The Board met four times during the fiscal year ended November 30, 2022.
Board Committees
The Trustees have determined that it is desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Currently, the two committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee.
Nominating and Corporate Governance Committee. The purposes of the Nominating and Corporate Governance Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the CCO of the Fund and the Independent Trustees. The Nominating and Corporate Governance Committee is composed of all of the Independent Trustees: Ronald P. Trout (Chair), Brian R. Bruce and Andrea N. Mullins. The Funds’ Independent Trustees meet regularly as a group in executive session. As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board. If a vacancy were to exist, the Nominating and Corporate Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that a candidate demonstrates, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Corporate Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating and Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Board, see the biographical information of the Trustees above in the section entitled “Board of Trustees.” The Nominating and Corporate Governance Committee is governed by a written charter. The Nominating and Corporate Governance Committee met two times during the fiscal year ended November 30, 2022.
Audit Committee. The Audit Committee is charged with selecting a firm of independent registered public accountants for the Fund and reviewing accounting matters with the accountants. The members of the Audit Committee are Andrea N. Mullins (Chair), Brian R. Bruce and Ronald P. Trout, all of whom are Independent Trustees. The Audit Committee is governed by a written charter. The Audit Committee met once during the fiscal year ended November 30, 2022.
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Board’s Role in Risk Oversight
The Funds have retained the Investment Adviser to provide investment advisory services and certain administrative services. The Investment Adviser is primarily responsible for the management of risks that may arise from each Fund’s investments and operations. Certain employees of the Investment Adviser serve as the Funds’ officers, including the Funds’ President, Chief Executive Officer, Secretary and Chief Financial Officer. The Board oversees the performance of these functions by the Investment Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Investment Adviser reports on a regular and as-needed basis relating to each Fund’s investment activities and to the actual and potential risks of the Funds, including reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance and investment risks.
In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Funds that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
Trustee Share Ownership
As of December 31, 2022, the Trustees owned securities of the Funds in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities owned in the Cushing Fund Complex.

Trustee	Dollar Range of Equity Securities in the NextGen Infrastructure Fund	Dollar Range of Equity Securities in the Global Clean Fund	Aggregate Dollar Range of Equity Securities in the Cushing Fund Complex(1)
INDEPENDENT TRUSTEES:
Brian R. Bruce	None	None	$10,001-$50,000
Andrea N. Mullins	None	None	None
Ronald P. Trout	None	None	$1- $10,000
INTERESTED TRUSTEE:
Jerry V. Swank(2)	More than $100,000	More than $100,000	More than $100,000
(1)    The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are four funds in the Fund Complex.
(2)    By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the shares of the Funds held by the Investment Adviser.
Remuneration of Trustees and Officers
The following table provides information regarding compensation of the Trustees of the Funds and for the Fund Complex, each for the fiscal year ended November 30, 2022. Officers of the Funds do not receive any compensation from the Funds.

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Trustee(1)	NextGen Infrastructure Fund	Global Clean Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)
INDEPENDENT TRUSTEES:
Brian R. Bruce	$10,165	$5,949	None	None	$94,000
Andrea N. Mullins	$10,165	$5,949	None	None	$94,000
Ronald P. Trout	$10,165	$5,949	None	None	$94,000
(1)    Trustees not entitled to compensation are not included in the table.
(2)    The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(3)    The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are four funds in the Fund Complex.
Shareholder Communications
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications directly to the Board (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board member(s)) and by sending the communication to either the Funds’ office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained in those communications.

INVESTMENT ADVISORY AGREEMENT
The Investment Adviser provides investment advisory services to each Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds. The Advisory Agreement had an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Investment Adviser (the “Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of an assignment, as defined in the 1940 Act and the rules thereunder.
The Investment Adviser also provides such additional administrative services as the Funds may require beyond those furnished by the administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Funds. In addition, the Investment Adviser pays the salaries of officers of the Trust who are employees of the Investment Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.
For its services the Investment Adviser is paid a fee at the end of each calendar month equal to 0.85% of the average daily value of the each of the NextGen Infrastructure Fund’s and Global Clean Equity Fund’s Managed Assets (as defined below) during such month.
Prior to December 1, 2019, the advisory fee for the NextGen Infrastructure Fund equaled 1.00% of the average daily value of the its Managed Assets.
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This advisory fee is allocated pro rata among the classes of each Fund’s shares based on the amount of net assets represented by each class.
The following table summarizes the investment advisory fees paid and any advisory fees waived pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended November 30 for the NextGen Infrastructure Fund.

Fiscal Year Ended	Advisory Fee	(Waiver/ Expense Reimbursement	Advisory Fee after Waiver/ Expense Reimbursement
November 30, 2022	$223,797	$(276,074)	$—
November 30, 2021	$177,412	$(232,857)	$—
November 30, 2020	$98,355	$(291,746)	$—
The following table summarizes the investment advisory fees paid and any advisory fees waived pursuant to the investment advisory fee agreement in effect during the fiscal year ended November 30 for the Global Clean Equity Fund.

Fiscal Year Ended	Advisory Fee	(Waiver/ Expense Reimbursement	Advisory Fee after Waiver/ Expense Reimbursement
November 30, 2022	$121,047	$(274,296)	$—
November 30, 2021	$104,008	$(224,207)	$—
November 30, 2020	$30,786	$(180,528)	$—
As used in the Advisory Agreement, “Managed Assets” means the total assets of a Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), and/or (ii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.
The Investment Adviser has agreed to waive or reimburse each Fund for certain Fund operating expenses, such that total annual operating expenses of each share class of the Fund (including the management fee, but exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.25% of each of the Class A and Class I shares of the NextGen Infrastructure Fund, and 1.15% of each of the Class A and Class I shares of the Global Clean Equity Fund, subject to possible recoupment from the respective Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause a Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before March 31, 2024 and may be modified or terminated by the Investment Adviser at any time thereafter.
The Investment Adviser is organized as a Texas limited partnership. The general partner of the Investment Adviser is Swank Capital, LLC. Jerry V. Swank, Trustee, is the sole owner and Managing Member of Swank Capital, LLC. By virtue of this position, Mr. Swank is deemed to control the Investment Adviser.

PORTFOLIO MANAGERS

The Funds are managed by a portfolio management team. Saket Kumar, Alex Palma and Hari Kusumakar are primarily responsible for the day-to-day management of the NextGen Infrastructure Fund’s portfolio. Saket Kumar, Alex Palma and Hari Kusumakar are primarily responsible for the day-to-day management of the Global Clean Equity Fund’s portfolio.
The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest.
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Other Accounts Managed by the Portfolio Managers. The following table reflects information regarding accounts for which each portfolio manager has day-to-day management responsibilities (other than the Funds). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts and (c) other accounts.

As of November 30, 2022, Mr. Kumar managed or was a member of the management team for the following client accounts (excluding the Funds):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$39 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$273,217	0	$0
Other Accounts	1	$11 million	0	$0

As of November 30, 2022, Mr. Hari Kusumakar managed or was a member of the management team for the following client accounts (excluding the Funds):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$39 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$273,217	0	$0
Other Accounts	1	$11 million	0	$0

As of November 30, 2022, Mr. Alex Palma managed or was a member of the management team for the following client accounts (excluding the Funds):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$39 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$273,217	0	$0
Other Accounts	1	$11 million	0	$0

Compensation and Potential Conflicts of Interest. The portfolio managers are compensated by the Investment Adviser. Messrs. Kumar, Palma, and Kusumakar receive a fixed salary and a discretionary bonus based on the pre-tax performance of the Funds and other portfolios for which they serve as a portfolio manager. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Funds’ investment strategies. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Ownership of Securities. As of November 30, 2022, the portfolio managers beneficially owned securities of the Funds in the dollar range shown in the following table. The last column of the table reflects each portfolio manager’s aggregate beneficial ownership of all funds in the Cushing Fund Complex.
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Dollar Range of Equity Securities
Portfolio Manager	Dollar Range of Equity Securities in the NextGen Infrastructure Fund	Dollar Range of Equity Securities in the Global Clean Equity Fund	Dollar Range of Equity Securities in the Cushing Funds Complex(1)
Saket Kumar	None	None	None
Alex Palma	None	None	None
Hari Kusumakar	None	None	None
(1)    The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are four funds in the Fund Complex.

CODE OF ETHICS
The Funds, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
As of February 28, 2023, the following persons owned, beneficially or of record, 5% or more of the outstanding shares of the NextGen Infrastructure Fund as shown below.

Class A Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 17310-1995	Fidelity Brokerage Group, Inc.	DE	87.69%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	N/A	N/A	7.61%	Record

Class I Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing PLZ FL 14 Jersey City, NJ 07399-2052	N/A	N/A	64.63%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
H. Charles Prices P.O. Box 337 Telluride, CO 81435-0337	N/A	N/A	11.87%	Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	N/A	N/A	8.85%	Record
Cushing Asset Management LP 300 Cresent Ct, Suite 1700 Dallas tx 75201-7857	N/A	N/A	7.28%	Record
As of February 28, 2023, the following persons owned, beneficially or of record, 5% or more of the outstanding shares of the Global Clean Equity Fund as shown below.

Class A Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	65.21%	Record
Crossfirst Bank Pledgee Jerry V Swank Pledgor C/o Cushing MLP Asset Management LP 300 Crescent Ct. Suite 1700 Dallas, TX 75201-7857	N/A	N/A	20.29%	Record
TD AMERITRADE INC FBO our Clients PO Box 2226 Omaha, NE 68103-2226	N/A	N/A	14.50%	Record

Class I Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing PLZ FL 14 Jersey City, NJ 07399-2052	The Bank of New York Mellon	DE	91.29%	Record
Crossfirst Bank Pledgee Jerry V Swank Pledgor C/o Cushing MLP Asset Management LP 300 Crescent Ct. Suite 1700 Dallas, TX 75201-7857	CrossFirst Bankshares	KS	7.59%	Record
As of March 1, 2023, the Trustees and Executive Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.

SERVICE PROVIDERS

Administrator

U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with the
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Trust (the “Administration Agreement”). The Administration Agreement provides that Fund Services will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Funds; and (vi) administering shareholder accounts. In addition, Fund Services may provide personnel to serve as officers of the Trust. The salaries and other expenses of providing such personnel are borne by Fund Services. Under the Administration Agreement, Fund Services is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance as administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of Fund Services in the performance of its duties under the Administration Agreement.

Fund Services receives from the Funds an annual fee, payable monthly, based on the average net assets of the Funds. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board upon the giving of 90 days’ written notice to Fund Services, or by Fund Services upon the giving of 90 days’ written notice to the Trust.

The following table summarizes the administrative and accounting services fees paid to Fund Services during the last three fiscal years ended November 30.

	Administration and Accounting Fees Paid During Fiscal Year Ended November 30,
	2022	2021	2020
NextGen Infrastructure Fund	$121,875	$110,257	$141,912
Global Clean Equity Fund*	$112,742	$98,401	$71,001
*The Global Clean Equity Fund commenced operation on January 31, 2020.

Transfer Agent

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a Transfer Agent Agreement with the Trust (the “Transfer Agent Agreement”). Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of the Funds, make dividend and other distributions to shareholders of the Funds, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

Custodian

U.S. Bank, National Association (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Funds pursuant to a Custodian Agreement with the Trust (the “Custodian Agreements”). The Custodian, Fund Services, the Transfer Agent and the Distributor are affiliates of each other. Under the Custodian Agreement, the Custodian is responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

The Distributor

Quasar Distributors, LLC (the “Distributor” or “Quasar”), 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).

Pursuant to the Distribution Agreement, shares of the Funds are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis. The Distribution Agreement has an initial term of up to two years and will continue in effect only if
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such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of the Funds, or by vote of a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.

With respect to sales of Class A Shares of each Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

	Total Sales Charge
Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested	Reallowed to Dealer (As a Percentage of Purchase Price)
Less than $50,000 ...................................	5.50%	5.82%	5.50%
$50,000 or more but less than $100,000 .....	4.50%	4.71%	4.50%
$100,000 or more but less than $250,000 ...	3.50%	3.63%	3.50%
$250,000 or more but less than $500,000 ...	2.50%	2.56%	2.50%
$500,000 or more but less than $1 million...	2.00%	2.04%	2.00%
$1 million or more........................................	None	None	None

Distribution Plan and Service Plan (Rule 12b-1). Each Fund has adopted a distribution plan (the “Distribution Plan”) and a service plan (the “Service Plan”) with respect to its Class A Shares pursuant to Rule 12b-1 under the 1940 Act. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” Pursuant to the Plans, a Fund may pay to the Distributor, the Investment Adviser and others a fee in the amount of up to 0.25% per annum of the average daily net asset value of Class A Shares of the Fund.

The Plans permit each Fund to compensate the Distributor, the Investment Adviser and others in connection with activities intended to promote the sale of Class A shares of a Fund. Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Distributor in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loans; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) consulting/research fees; (xiii) trail commissions; and (xiv) other activities that are reasonably calculated to result in the sale of shares of the Fund.

A portion of the fees paid to the Distributor, the Investment Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of each Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Distributor, such as services to each Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

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The tables below show the amount of Rule 12b-1 fees incurred and the allocation of such fees of the Funds for the fiscal year ended November 30, 2022.

12b-1 fees incurred for 2022
NextGen Infrastructure Fund	$1,548
Global Clean Equity Fund	$247

	Advertising & Marketing	Printing & Mailing	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses	Interest, Carrying or Other Financing Charges
NextGen Infrastructure Fund	$0	$0	$0	$1,548	$0	$0	$0
Global Clean Equity Fund	$0	$0	$0	$247	$0	$0	$0

The Board has concluded that there is a reasonable likelihood that the Plans will continue to benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Board conducts an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that each Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while the Plans are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the class of shares of the Fund to which the Plan relates.

DESCRIPTION OF SHARES
Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees. Shareholders of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

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REDEMPTION OF SHARES
In-Kind Redemptions
Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from its portfolio. It is not expected that a Fund would do so except in unusual circumstances. If the Board determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Securities paid as redemption proceeds will be valued as described in “Net Asset Value” in the Fund’s Prospectus. A distribution-in-kind will result in the recognition, for U.S. federal, state and local income tax purposes, by the Fund of income and/or gain (but not loss) for any unrealized gain in respect of the distributed securities, and the shareholder receiving the distribution generally will recognize gain or loss, for U.S. federal, state and local income tax purposes, upon such shareholder’s receipt of such securities in exchange for the shareholder’s shares in the Fund. The shareholder may have brokerage costs upon the shareholder’s subsequent disposition of such in-kind securities.
Upon receipt of a distribution-in-kind of portfolio securities, the shareholder, as an owner of an equity security of an MLP, would be subject to more complicated U.S. federal, state and local tax reporting by reason of being a partner in a partnership (the MLP) and may be subject to state and local taxation in jurisdictions in which the MLP transacts business.

PORTFOLIO HOLDINGS DISCLOSURE
The Funds have adopted a written policy relating to disclosure of their portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund.
Public Portfolio Disclosure
Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders, filed with the SEC on Form N-CSR, and in the quarterly holdings report filed with the SEC on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
On its public website, each Fund will make available its top ten largest portfolio holdings within 15 business days after the end of each calendar quarter.
Portfolio holdings information will be deemed publicly disclosed when it has been posted to each Fund’s public website or disclosed in a filing with the SEC. The Funds may make disclosures of portfolio holdings to third parties on the same basis as to all shareholders of the Funds. Except for these public disclosures, or as otherwise specifically permitted by the Fund’s policy, information regarding a Fund’s portfolio holdings may not be provided to any person.
Non-Public Portfolio Disclosure
Each Fund’s policy permits the disclosure of non-public portfolio holdings to the Investment Adviser or to other service providers to the Funds (including their administrator, distributor, custodian, legal counsel and auditors) or to brokers and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold). The Chief Compliance Officer (“CCO”) of the Trust is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, each Fund are disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to adversely affect the Fund. Any such arrangements approved by the CCO are required to be reported to the Board. Each Fund believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances where the Investment Adviser or an affiliated person of the Fund stands to benefit to the detriment of the Fund.
Non-public information regarding a Fund’s portfolio securities, and other information regarding the investment activities of a Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the CCO. In connection with any such
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arrangement, the recipient of the non-public information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Fund.
The CCO is responsible for monitoring the use and disclosure of information relating to each Fund’s portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of each Fund’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under each Fund’s policy, the Investment Adviser, each Fund and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to use and disclosure of the Fund’s portfolio securities held, purchased or sold by the Fund.
Consistent with each Fund’s policy, information relating to the Fund’s portfolio securities is provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding a Fund’s portfolio holdings.

Type of Service Provider	Information Disclosed	Frequency	Lag Time	Restrictions
Adviser	Full portfolio holdings	Daily	Real time	Ethical
Administrator	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Custodian	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Distributor	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Auditor	Full portfolio holdings	Semi-annually	As needed	Ethical
Legal counsel	Full portfolio holdings	As needed	As needed	Ethical
Printers	Full portfolio holdings	Semi-annually	At least 30 days	No Formal Restrictions
Fund Rating Agencies	Full portfolio holdings	Monthly/quarterly	At least 30 days	Contractual

TAX MATTERS
This section and the discussion in the Prospectus (see “Tax Matters”) provide a summary of certain U.S. federal income tax considerations generally applicable to shareholders that hold shares of the Fund as capital assets within the meaning of the Code (generally, property held for investment). The discussion is based upon the Code, the regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.
For purposes of this summary, the term “United States Person” means a beneficial owner of common shares of a Fund that, for U.S. federal income tax purposes, is one of the following:
1.    an individual who is a citizen or resident of the United States; a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
2.    an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
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3.    a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds common shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold common shares should consult their tax advisors.
Each Fund intends to elect to be treated, and to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, a Fund (but not its shareholders) generally will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.
In order to qualify to be taxed as a RIC, a Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.
Income from the NextGen Infrastructure Fund’s investments in equity interests of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such MLP that would be Qualifying Income if earned directly by the Fund.
The NextGen Infrastructure Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
As RICs, the Funds generally are not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute annually all or substantially all of such income and gain. If a Fund retains any investment company taxable income or net capital gain (as defined below), it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.
A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If a Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).
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Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in tax years beginning after December 22, 2010 may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of November 30, 2022, NextGen Infrastructure Fund’s capital loss carryforward was comprised of short-term capital loss of $3,253,419 and long-term capital loss of $316,859, and is unlimited. As of November 30, 2022, Global Clean Equity Fund’s capital loss carryforward was comprised of short-term capital loss of $4,275,332 and long-term capital loss of $207,592, and is unlimited.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.
Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by a Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Fund’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.
If a Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund as an additional tax. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.
Gain or loss on the sale of securities by a Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction), (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. Each Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
Certain MLPs in which the NextGen Infrastructure Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the
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Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a RIC or avoiding U.S. federal income or excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
The NextGen Infrastructure Fund expects that the income derived by the Fund from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Fund invests is not a Qualified Publicly Traded Partnership, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC. The Fund intends to monitor its investments in MLPs to prevent to disqualification of the Fund as a RIC.
If a Fund invests in foreign securities, its income from such securities may be subject to non-U.S. Taxes. The Fund will not be eligible to elect to “pass through” to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.
Taxation of Shareholders
United States Persons. Distributions paid by the Funds from its investment company taxable income (as defined above) (together referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in Fund shares, are generally taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income.
Distributions made from net capital gain, which is the excess of net long-term capital gains over net short- term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long-term capital gains if they have been properly reported by the Fund, regardless of the length of time the shareholder has owned common shares of the Fund. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.
If, for any calendar year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in such Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.
Generally, after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.
The sale or other disposition of common shares of a Fund will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder’s tax basis in its shares. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Fund will be disallowed if the shareholder acquires other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gain is taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain is generally taxed at a reduced maximum U.S. federal income tax rate.
Shareholders may be entitled to offset their capital gain distributions with capital losses. There are several provisions of the Code affecting when capital losses may be offset against capital gain, and limiting the use of
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losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisors.
If Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price may reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Fund common shares, in effect resulting in a taxable return of some of the purchase price.
Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In addition, a 3.8% Medicare tax will be assessed on certain net investment income of individuals, estates and trusts to extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Fund’s taxable distributions to shareholders may be subject to the additional tax.
Non-United States Persons. A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Actual or deemed distributions of the Fund’s net capital gain to a foreign investor, and gains recognized by a foreign investor upon the sale of the Fund’s common shares, will generally not be subject to U.S. federal withholding or income tax. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Fund’s common shares.
In addition, withholding at a rate of 30% will be required on dividends in respect of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity or entities through which our common stock is held will affect the determination of whether such withholding is required. Similarly, withholding at a rate of 30% will be required on dividends in respect of our common stock held by an investor that is a non-financial non-U.S. entity, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisors regarding the possible withholding implications of an investment in the Fund’s common shares.
Dividends properly reported by the Fund are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form
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W-8BEN, W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
Backup Withholding
The Funds are required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-exempt holders of a Fund’s common shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is generally furnished to the IRS.
The foregoing is a general summary of the provisions of the Code and the regulations promulgated thereunder in effect as they directly govern the taxation of the Funds their shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding U.S. federal, state, local and foreign tax consequences of investing in the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the oversight of the Board, the Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.
Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).
In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Funds. The Investment Adviser believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Investment Adviser.
The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between the Funds and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Funds and such other accounts and funds.
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During the most recent fiscal year ended November 30, 2022, the Funds did not own any securities of their regular broker dealers.
The Funds paid the following brokerage commissions during the last three fiscal years ended November 30:

Brokerage Commissions Paid During Fiscal Year Ended November 30,
	2022	2021	2020
NextGen Infrastructure Fund	$284,693	$147,617	$140,488
Global Clean Equity Fund*	$75,875	$34,539	$13,710
* The Global Clean Equity Fund commenced operation on January 31, 2020.
The table below indicates the portion of each Fund’s aggregate brokerage commissions for the fiscal year ended November 30, 2022 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied the Investment Adviser with research, statistical and other services.

	2022	2021	2020
NextGen Infrastructure Fund - Dollar Value of Securities Traded Generating “Soft Dollar” Brokerage Commissions	$42,508,468	$25,287,217	$24,938,576
NextGen Infrastructure Fund Related “Soft Dollar” Brokerage Commissions	$72,631	$27,414	$40,969
Global Clean Equity Fund* - Dollar Value of Securities Traded Generating “Soft Dollar” Brokerage Commissions	$7,969,693	$7,778,437	$871,914
Global Clean Equity Fund* - Related “Soft Dollar” Brokerage Commissions	$13,511	$6,868	$1,157
* The Global Clean Equity Fund commenced operation on January 31, 2020.

PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please visit www.cushingfunds.com. Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, the Funds’ independent registered public accounting firm during the fiscal year ended November 30, 2022, included in the Annual Report of the Funds for the fiscal year ended November 30, 2022, as filed with the SEC on February 6, 2023 (File No. 811-23293, Accession No. 0001398344-23-002236), are incorporated herein by reference and no other parts of the Annual Report are incorporated herein by reference.
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GENERAL INFORMATION

Proxy Voting
The Funds have delegated authority to vote proxies to the Investment Adviser, subject to the supervision of the Board. Attached hereto as Appendix A is the Investment Adviser’s Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.
The Proxy Voting Policy is subject to change over time. Each Fund’s most recent proxy voting record for the period ended June 30, once filed with the SEC, may be obtained without charge, upon request, by calling (888) 878-4080 or by visiting the SEC’s web site at www.sec.gov.
Trustee and Officer Liability
Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.
Shareholder Reports
Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds’ independent registered public accounting firm.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at One Victory Park, 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, is the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements as well as certain tax preparation services for the Funds. The selection of the independent registered public accounting firm is approved annually by the Board.
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, serves as counsel to the Funds.
Registration Statement
This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s Internet website, www.sec.gov.

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APPENDIX A

CUSHING ASSET MANAGEMENT, LP

Proxy Voting Policy

Cushing® Asset Management, L.P. (the “Investment Manager”) serves as the investment adviser and general partner, respectively, of certain investment accounts and pooled investment (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted in accordance with the best interest of that Client. The Policy establishes a mechanism (i) to ensure the voting determination is based upon accurate and complete information and (ii) to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how records of proxy votes are maintained and verified and how Clients may obtain information regarding the proxies voted related to the securities in their account.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with each Client’s applicable investment objectives and strategies as set forth in the relevant investment management documents. Where multiple Clients are involved in a proxy voting decision, the Investment Manager shall consider whether it should have different voting recommendations for certain Clients, depending upon their unique investment objective and strategies.

The major proxy-related issues generally fall within six categories: corporate governance, takeover defenses, compensation plans, capital structure, social responsibility and environmental protection. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced management performance and market practices. In evaluating environmental and social responsibility proxy questions, the Investment Manager will consider current and expected industry practices, with a bias towards enhancing the long-term value of the investment.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain the Client’s consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest.

A-1

There may be occasions where the Investment Manager determines that it is in the best interest of its Clients to refrain from voting a proxy including, for example (i) the case where the Investment Manger determines that the cost to the Client of voting the proxy exceeds the expected benefit to the Client or (ii) the case where the Investment Manager has a short planned time period for holding the security and does not anticipate holding the security on the date of the relevant vote. Under such circumstances, the Investment Manager shall document its decisions not to vote the proxy, including a description of why such determination is in the best interest of the each affected Client.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and beneficial owners of a Client that is an investment vehicle) upon request.

On at least an annual basis, the Investment Manager shall conduct a review of its proxy votes on behalf of its Clients to determine whether the Investment Manager’s voting determinations were consistent with the Policy.

Questions and Requests

This document is a summary of the Investment Manager’s proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to Mathew J. Calabro at:

600 N. Pearl Street
Suite 1205
Dallas, Texas 75201
Telephone: (214) 692-6334
Facsimile: (214) 219-2353

Amended as of: December 17, 2019

____________________________________________________________________________
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CUSHING® MUTUAL FUNDS TRUST
PART C

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(i)	(A)	Agreement and Declaration of Trust dated September 12, 2017, was previously filed with the Registration Statement on Form N-1A on September 19, 2017, and is incorporated herein by reference.
(B)
Amended and Restated Certificate of Designation for Cushing NextGen Infrastructure Fund (formerly, Cushing MLP Infrastructure Fund) dated September 27, 2019, was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on September 27, 2019, and is incorporated herein by reference.

(C)
Amended and Restated Certificate of Designation for Cushing SMID Growth Focused Fund was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on January 31, 2020, and is incorporated herein by reference.

(D)
Certificate of Designation for Global Clean Equity Fund dated November 20, 2019, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on November 20, 2019, and is incorporated herein by reference.

(b)			By-Laws of Registrant dated September 12, 2017, were previously filed with the Registration Statement on Form N-1A on September 19, 2017, and are incorporated herein by reference.
(c)			Instruments Defining Rights of Security Holders – Not Applicable.
(d)	(i)	(A)
Investment Management Agreement dated September 12, 2017, was previously filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A on December 18, 2017, and is incorporated herein by reference.

(B)
Addendum No. 1 to Investment Management Agreement, was previously filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on August 30, 2019, and is incorporated herein by reference.

(C)
Addendum No. 2 to Investment Management Agreement, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on November 20, 2019, and is incorporated herein by reference.

	(ii)	(A)
Expense Limitation Agreement with respect to Cushing NextGen Infrastructure Fund (formerly Cushing MLP Infrastructure Fund) was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on January 31, 2020, and is incorporated herein by reference.

(B)
Expense Limitation Agreement with respect to the Cushing SMID Growth Focused Fund was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on January 31, 2020, and is incorporated herein by reference.

(C)
Expense Limitation Agreement with respect to the Global Clean Equity Fund dated January 24, 2020, was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(e)	(i)	(A)
Distribution Agreement dated December 8, 2017 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on March 28, 2018, and is incorporated herein by reference.

(B)
First Amendment to Distribution Agreement dated January 31, 2020, was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(f)			Bonus or Profit Sharing Contracts – Not Applicable.
1

(g)	(i)	(A)	Custody Agreement dated December 8, 2017 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on March 28, 2018, and is incorporated herein by reference.
(B)
First Amendment to Custody Agreement dated January 31, 2020, was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(C)
Second Amendment to Custody Agreement dated August 6, 2021, was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A on March 29, 2022, and is incorporated herein by reference.

(h)			Other Material Contracts.
	(i)	(A)
Transfer Agent Agreement dated December 8, 2017 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on March 28, 2018, and is incorporated herein by reference.

(B)
First Amendment to Transfer Agent Agreement dated January 31, 2020, was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(C)
Second Amendment to Transfer Agent Servicing Agreement dated August 6, 2021was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A on March 29, 2022, and is incorporated herein by reference.

	(ii)	(A)
Fund Administration Servicing Agreement dated December 8, 2017 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on March 28, 2018, and is incorporated herein by reference.

(B)
First Amendment to Fund Administration Servicing Agreement dated January 31, 2020, was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(C)
Second Amendment to Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(D)
Third Amendment to Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(E)
Fourth Amendment to Fund Administration Servicing Agreement dated August 6, 2021, was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A on March 29, 2022, and is incorporated herein by reference.

	(iii)	(A)
Fund Accounting Servicing Agreement dated December 8, 2017 was previously filed with Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on March 28, 2018, and is incorporated herein by reference.

(B)
First Amendment to Fund Accounting Servicing Agreement dated January 31, 2020, was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(C)
Second Amendment to Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(D)
Third Amendment to Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(E)
Fourth Amendment to Fund Accounting Servicing Agreement dated August 6, 2021was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A on March 29, 2022, and is incorporated herein by reference.

(i)			Legal Opinions.
(i)
Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP for Cushing NextGen Infrastructure Fund (formerly, Cushing MLP Infrastructure Fund) dated October 31, 2017, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 31, 2017, and is incorporated herein by reference.

2

(ii)
Opinion and Consent of Counsel with respect to the Cushing SMID Growth Focused Fund was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on January 31, 2020, and is incorporated herein by reference.

(iii)
Opinion and Consent of Counsel with respect to the Global Clean Equity Fund dated January 24, 2020, was previously filed with Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A on January 24, 2020, and is incorporated herein by reference.

(j)			Other Opinions.
	(i)		Consent of Independent Registered Public Accounting Firm — Filed herewith.
(k)			Omitted Financial Statements – Not Applicable.
(l)			Initial Capital Agreements – Not Applicable.
(m)			Distribution Plans.
	(i)	(A)
Amended and Restated Plan of Distribution pursuant to Rule 12b-1 for Cushing NextGen Infrastructure Fund (formerly, Cushing MLP Infrastructure Fund), was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on November 26, 2019, and is incorporated herein by reference.

(B)
Plan of Distribution pursuant to Rule 12b-1 for Cushing SMID Growth Focused Fund, was previously filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on August 30, 2019, and is incorporated herein by reference.

(C)
Plan of Distribution pursuant to Rule 12b-1 for Global Clean Equity Fund, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on November 20, 2019, and is incorporated herein by reference.

	(ii)	(A)
Amended and Restated Service Plan for Cushing NextGen Infrastructure Fund (formerly, Cushing MLP Infrastructure Fund), was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on November 26, 2019, and is incorporated herein by reference.

(B)
Service Plan pursuant to Rule 12b-1 for Cushing SMID Growth Focused Fund, was previously filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on August 30, 2019, and is incorporated herein by reference.

(C)
Service Plan for Global Clean Equity Fund, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on November 20, 2019, and is incorporated herein by reference.

(n)
Rule 18f-3 Multi-Class Plan dated September 14, 2017, as amended August 29, 2019, and as further amended November 20, 2019, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on November 20, 2019, and is incorporated herein by reference.

(o)			Reserved.
(p)			Code of Ethics.
	(i)		Code of Ethics of the Fund was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 31, 2017, and is incorporated herein by reference.
(ii)
Code of Ethics of the Investment Adviser was previously filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on August 30, 2019, and is incorporated herein by reference.

	(iii)		Code of Ethics of the Distributor was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 31, 2017, and is incorporated herein by reference.
(q)	(i)
Power of Attorney dated November 20, 2019, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on November 20, 2019, and is incorporated herein by reference.

	(ii)		Power of Attorney dated March 29, 2022 was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A on March 29, 2022, and is incorporated herein by reference.

Item 29.    Persons Controlled by or Under Common Control with Registrant

None.
3

Item 30.    Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.
Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person’s actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, “Disabling Conduct”). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.
The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
Reference is made to Section 7(a) of the Distribution Agreement:
The Trust shall indemnify, defend and hold the Distributor and each of its managers, officers, employees, representatives and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) (collectively, “Losses”) that the Distributor Indemnitees may sustain or incur or that may be asserted against a Distributor Indemnitee by any person (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the Trust’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided, however, that the Trust’s obligation to indemnify the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The Trust’s agreement to indemnify the Distributor Indemnitees is expressly conditioned upon the Trust being notified of such action or claim of loss brought against the Distributor Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor Indemnitees, unless the failure to give notice does not prejudice the Trust; provided, that the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust’s indemnity agreement contained in this Section 7(A).
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of Act and is, therefore, unenforceable. In the event that a claim for indemnification
4

against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of Act and will be governed by the final adjudication of such issue.
Item 31.    Business and Other Connections of Investment Adviser

See “Management of the Fund” in the Prospectus and “Management of the Fund” and “Investment Advisory Agreement” in the Statement of Additional Information for information regarding the business of Cushing Asset Management, LP (the “Investment Adviser”). For information as to the business, profession, vocation and employment of a substantial nature of each of the partners and officers of the Investment Adviser, reference is made to the Investment Adviser’s current Form ADV (File No. 801-63255) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32.    Principal Underwriter.

(a)    Quasar Distributors, LLC, (the "the Distributor"), the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1.	American Trust Allegiance Fund, Series of Advisors Series Trust
2.	Capital Advisors Growth Fund, Series of Advisors Series Trust
3.	Chase Growth Fund, Series of Advisors Series Trust
4.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.	Edgar Lomax Value Fund, Series of Advisors Series Trust
6.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.	Huber Large Cap Value Fund, Series of Advisors Series Trust
10.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.	Huber Small Cap Value Fund, Series of Advisors Series Trust
13.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
15.	PIA BBB Bond Fund, Series of Advisors Series Trust
16.	PIA High Yield Fund, Series of Advisors Series Trust
17.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.	PIA MBS Bond Fund, Series of Advisors Series Trust
19.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
20.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
21.	Poplar Forest Partners Fund, Series of Advisors Series Trust
22.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
23.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
24.	Pzena International Value Fund, Series of Advisors Series Trust
25.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
26.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
27.	Reverb ETF, Series of Advisors Series Trust
28.	Scharf Fund, Series of Advisors Series Trust
29.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
30.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
31.	Semper MBS Total Return Fund, Series of Advisors Series Trust
32.	Semper Short Duration Fund, Series of Advisors Series Trust
5

33.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.	The Aegis Funds
37.	Allied Asset Advisors Funds
38.	Angel Oak Funds Trust
39.	Angel Oak Strategic Credit Fund
40.	Barrett Opportunity Fund, Inc.
41.	Bridges Investment Fund, Inc.
42.	Brookfield Investment Funds
43.	Buffalo Funds
44.	Cushing Mutual Funds Trust
45.	DoubleLine Funds Trust
46.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
47.	Ecofin Tax-Advantaged Social Impact Fund, Inc.
48.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
49.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
51.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
52.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
53.	AAM Transformers ETF, Series of ETF Series Solutions
54.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
55.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
56.	Aptus Defined Risk ETF, Series of ETF Series Solutions
57.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
59.	Blue Horizon BNE ETF, Series of ETF Series Solutions
60.	BTD Capital Fund, Series of ETF Series Solutions
61.	Carbon Strategy ETF, Series of ETF Series Solutions
62.	ClearShares OCIO ETF, Series of ETF Series Solutions
63.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
64.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
65.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
69.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
70.	Hoya Capital Housing ETF, Series of ETF Series Solutions
71.	iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
72.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions
73.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
74.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
75.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
76.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
77.	Loncar China BioPharma ETF, Series of ETF Series Solutions
78.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
79.	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
80.	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
81.	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
6

82.	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
83.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
84.	Opus Small Cap Value ETF, Series of ETF Series Solutions
85.	PSYK ETF, Series of ETF Series Solutions
86.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
87.	The Acquirers Fund, Series of ETF Series Solutions
88.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
89.	U.S. Global JETS ETF, Series of ETF Series Solutions
90.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
91.	US Vegan Climate ETF, Series of ETF Series Solutions
92.	First American Funds, Inc.
93.	FundX Investment Trust
94.	The Glenmede Fund, Inc.
95.	The Glenmede Portfolios
96.	The GoodHaven Funds Trust
97.	Greenspring Fund, Incorporated
98.	Harding, Loevner Funds, Inc.
99.	Hennessy Funds Trust
100.	Horizon Funds
101.	Hotchkis & Wiley Funds
102.	Intrepid Capital Management Funds Trust
103.	Jacob Funds Inc.
104.	The Jensen Quality Growth Fund Inc.
105.	Kirr, Marbach Partners Funds, Inc.
106.	Core Alternative ETF, Series of Listed Funds Trust
107.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.	LKCM Funds
110.	LoCorr Investment Trust
111.	MainGate Trust
112.	ATAC Rotation Fund, Series of Managed Portfolio Series
113.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.	Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
115.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
116.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
118.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
119.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
120.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
121.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
122.	Kensington Managed Income Fund, Series of Managed Portfolio Series
123.	LK Balanced Fund, Series of Managed Portfolio Series
124.	Muhlenkamp Fund, Series of Managed Portfolio Series
125.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
126.	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
127.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
128.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
129.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
130.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
7

131.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
132.	Reinhart International PMV Fund, Series of Managed Portfolio Series
133.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
134.	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
135.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
136.	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
137.	V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
138.	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
139.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
140.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
141.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
142.	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
143.	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
144.	Matrix Advisors Funds Trust
145.	Matrix Advisors Value Fund, Inc.
146.	Monetta Trust
147.	Nicholas Equity Income Fund, Inc.
148.	Nicholas Fund, Inc.
149.	Nicholas II, Inc.
150.	Nicholas Limited Edition, Inc.
151.	Permanent Portfolio Family of Funds
152.	Perritt Funds, Inc.
153.	Procure ETF Trust II
154.	Professionally Managed Portfolios
155.	Prospector Funds, Inc.
156.	Provident Mutual Funds, Inc.
157.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
158.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
159.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
160.	Aquarius International Fund, Series of The RBB Fund, Inc.
161.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
162.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
163.	Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
164.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
165.	Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
166.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
167.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
168.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
169.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
170.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
171.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
172.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
173.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
174.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
175.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
176.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
177.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
178.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
179.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
8

180.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
181.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
182.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
183.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
184.	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
185.	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
186.	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
187.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
188.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
189.	The RBB Fund Trust
190.	RBC Funds Trust
191.	Series Portfolios Trust
192.	Thompson IM Funds, Inc.
193.	TrimTabs ETF Trust
194.	Trust for Advised Portfolios
195.	Barrett Growth Fund, Series of Trust for Professional Managers
196.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
197.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
198.	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
199.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
200.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
201.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
202.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
203.	Jensen Quality Value Fund, Series of Trust for Professional Managers
204.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
205.	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
206.	USQ Core Real Estate Fund
207.	Wall Street EWM Funds Trust
208.	Wisconsin Capital Funds, Inc.

(b) The following are the Officers and Manager of the Distributor. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 0410	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 0410	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer and Treasurer	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 0410	Secretary	None

(c)Not applicable.
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Item 33.    Location of Accounts and Records.

All accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 600 North Pearl Street, Suite 1205, Dallas, Texas 75201; (ii) by the Investment Adviser, will be maintained at its offices located at 600 North Pearl Street, Suite 1205, Dallas, Texas 75201; (iii) by the Administrator, will be maintained at its offices located at U.S. Bancorp Fund Services, 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-5207; (iv) by the Custodian, will be maintained at its offices located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212; and (iii) by the Distributor will be maintained at its offices located at 111 E. Kilbourn Ave., Ste. 1250, Milwaukee, Wisconsin 53202.

Item 34.    Management Services

Not Applicable.

Item 35.    Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on March 29, 2023.

CUSHING MUTUAL FUNDS TRUST
Registrant

By:	/s/ Mark Rhodes
Mark Rhodes
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to its Registration Statement has been signed below on March 29, 2023, by the following persons in the capacities indicated.

Principal Executive Officer:
/s/ Mark Rhodes Mark Rhodes	Chief Executive Officer and President
Principal Financial Officer and Principal Accounting Officer:
/s/ Blake Nelson Blake Nelson	Chief Financial Officer and Treasurer
Brian R. Bruce* Brian R. Bruce	Trustee
Andrea N. Mullins* Andrea N. Mullins	Trustee
Ronald P. Trout* Ronald P. Trout	Trustee
Jerry V. Swank* Jerry V. Swank	Trustee
* By: /s/ Mathew J, Calabro Mathew J. Calabro Attorney-In-Fact (Pursuant to Powers of Attorney previously filed and incorporated herein by reference)

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